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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OSIRIS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

7015 Albert Einstein Drive Columbia, Maryland 21046 Phone: 443.545.1800 Fax: 443.545.1701 www.Osiris.com

April [16], 2010

Dear Stockholders,

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Osiris Therapeutics, Inc. to be held at 12:00 p.m. Eastern Daylight Time ("EDT"), on Thursday, May 27, 2010, at the offices of Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046.

        At the Annual Meeting, we will ask you to vote on:

  1.
  The election of two directors, each for a term of three years and until their respective successors are duly elected and qualified;

  2.
  A proposal to change our state of incorporation from Delaware to Maryland, through and including a merger with and into our wholly owned Maryland subsidiary, Osiris Maryland, Inc.;

  3.
  The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

  4.
  Such other matters as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

        Reincorporating in Maryland would allow us to achieve significant cost savings by no longer having to pay Delaware franchise taxes. For fiscal year 2009, we paid $162,050 in Delaware franchise taxes, and expect to pay up to $180,000 annually in future years if we remain a Delaware corporation. Accordingly, the Board of Directors unanimously recommends that you vote FOR the reincorporation proposal. The Board of Directors also unanimously recommends that you vote FOR the election of the nominees named in the accompanying proxy statement and FOR the ratification of the appointment of the independent registered public accounting firm.

        We take advantage of the SEC's rule that allows us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery helps expedite the receipt of materials and, by printing and mailing a smaller volume, helps lower our costs and reduce the environmental impact of our annual meeting materials. On or about April [16], 2010, a Notice of Internet Availability of Proxy Materials (which we refer to as the "Notice of Internet Availability") or a full set of proxy materials will be mailed to our stockholders. The Notice of Internet Availability contains instructions on how to access the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders online. The Notice of Internet Availability also instructs you on how to access your proxy card. If you receive a Notice of Internet Availability, you will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

        Your vote is very important to us. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote over the Internet, by telephone or, if you request or receive a printed copy of the proxy materials, by completing, signing and mailing a proxy card.

Sincerely,
C. Randal Mills, Ph.D. President and Chief Executive Officer

OSIRIS THERAPEUTICS, INC.

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TIME:	12:00 P.M. Eastern Time on Thursday, May 27, 2010
PLACE:	Osiris Therapeutics, Inc. 7015 Albert Einstein Drive Columbia, Maryland 21046
ITEMS OF BUSINESS:	1.	To elect two members of the Board of Directors, each for a three-year term and until their respective successors are duly elected and qualified.
2.
To approve the proposal to change our state of incorporation from Delaware to Maryland, through and including a merger with and into our wholly owned Maryland subsidiary, Osiris Maryland, Inc., whereby, among other things, shares of common stock of the Company would be exchanged for shares of common stock of Osiris Maryland, Inc. on a one-for-one basis.
	3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.
	4.	To consider such other business as may properly be brought before the 2010 Annual Meeting and any adjournment or postponement thereof.
RECORD DATE:	You are entitled to vote at the 2010 Annual Meeting if you were a shareholder of record at the close of business on April 9, 2010.
ANNUAL MEETING ADMISSION:
We hope you will be able to attend the Annual Meeting. You may be asked to present valid picture identification at the Annual Meeting, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.
PROXY VOTING:
It is important that your shares be represented and voted at the meeting. You may vote your shares by voting in person at the meeting, by Internet or by telephone, or by completing and returning a proxy card. See details under the heading "How do I vote?"
INSPECTION OF LIST OF STOCKHOLDERS OF RECORD:	A list of the stockholders of record as of April 9, 2010 will be available for inspection at the 2010 Annual Meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Philip R. Jacoby, Jr.
                       Corporate Secretary

April [16], 2010

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
To Be Held on May 27, 2010:
The proxy statement and annual report to security holders are available at www.stocktrans.com/eproxy/Osiris2010.

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	2
Why am I receiving these proxy materials?	2
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials? Alternatively, why did I receive a full set of printed proxy materials this year instead of a Notice of Internet Availability?	2
What information is contained in these materials?	2
How may I obtain directions to attend the 2010 Annual Meeting of Stockholders and vote in person?	3
Why did I receive more than one Notice of Internet Availability or set of printed proxy materials?	3
What is the difference between a "shareholder of record" and a "street name" holder"	3
Who is entitled to vote at the 2010 Annual Meeting?	3
What will I vote on?	3
How many votes must be present to hold the 2010 Annual Meeting?	4
What are the voting recommendations of Osiris's Board of Directors?	4
How do I vote?	4
How can I change my vote?	5
Who will count the votes?	5
What is an abstention?	5
What is a broker non-vote?	5
What vote is required to approve each proposal and how are the votes counted?	6
Who will bear the costs of soliciting these proxies?	7
Where can I find the voting results of the 2010 Annual Meeting?	7
How do I obtain a separate Notice of Internet Availability or set of printed proxy materials if I share an address with other stockholders?	7
How can I obtain a copy of Osiris's Annual Report on Form 10-K for the year ended December 31, 2009?	8
PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING	8
Proposal No 1—Election of Director Nominees	8
Proposal No 2—Reincorporation as a Maryland Corporation, through and including a merger with and into our wholly-owned subsidiary, Osiris, Maryland, Inc.	9
Proposal No 3—Ratification of the Appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2010	29
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	30
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
MANAGEMENT—Information About the Board of Directors and Committees / Corporate Governance	32
Board of Directors	32
Board Leadership Structure	34
Board's Role in Risk Oversight	34
Committees of the Board of Directors and Meetings	35
Director Nominations	36
Stockholder Communications to the Board	37
Compensation of Directors	37
Executive Officers	38
Codes of Conduct and Ethics	38

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7015 Albert Einstein Drive Columbia, Maryland 21046 Phone: 443.545.1800 Fax: 443.545.1701 www.Osiris.com
April [16], 2010

PROXY STATEMENT FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement provides information that you should read before you vote on the proposals that will be presented at the 2010 Annual Meeting of Stockholders of Osiris Therapeutics, Inc. The 2010 Annual Meeting will be held on Thursday May 27, 2010, at 12:00 p.m., EDT, at Osiris Therapeutics, Inc.'s principal executive office, located at 7015 Albert Einstein Drive, Columbia, Maryland 21046. The principal executive office of Osiris's wholly owned Maryland subsidiary, Osiris Maryland, Inc. is also located at 7015 Albert Einstein Drive, Columbia, Maryland 21046.

        On or about April [16], 2010, we began mailing either a Notice of Internet Availability of Proxy Materials or, in certain cases, printed sets of the proxy materials, including the Notice of 2010 Annual Meeting of Stockholders, this proxy statement, the accompanying proxy card and Osiris Therapeutics, Inc.'s 2009 Annual Report to Stockholders, to stockholders who according to our records owned shares of our common stock at the close of business on April 9, 2010. For those stockholders located outside of the United States, notice is also being sent by email or facsimile to any email or facsimile number provided to us by the stockholder, and appearing on our records.

        This proxy statement and the accompanying annual report to stockholders are also available electronically at http://investor.osiris.com/documents.cfm.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

        We are providing you with proxy materials, or access thereto, in connection with the solicitation by the Board of Directors of Osiris Therapeutics, Inc., a Delaware corporation ("Osiris," the "Company," "we," "us" or "our"), of proxies to be used at our 2010 Annual Meeting of Stockholders and at any adjournment or postponement thereof. Stockholders are invited to attend the 2010 Annual Meeting, which will take place at 12:00 p.m. on Thursday, May 27, 2010, and are requested to vote on the proposals described in this Proxy Statement.

        A full set of printed proxy materials or a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") will be sent to record and beneficial stockholders starting on or around April [16], 2010, and the proxy materials, including the Notice of Annual Meeting, Proxy Statement, Proxy Card and 2009 Annual Report, will be made available to stockholders on the Internet on the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials? Alternatively, why did I receive a full set of printed proxy materials this year instead of a Notice of Internet Availability?

        Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we are providing access to the Company's proxy materials over the Internet rather than printing and mailing the proxy materials to all stockholders. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a Notice of Internet Availability will be mailed to stockholders (or e-mailed, in the case of stockholders that have previously requested to receive proxy materials electronically) starting on or around April [16], 2010. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials, including the Notice of Annual Meeting, Proxy Statement, Proxy Card and 2009 Annual Report, on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future shareholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, Proxy Statement and 2009 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

        Certain of our record and beneficial stockholders may receive a full set of printed proxy materials this year instead of a Notice of Internet Availability either because that shareholder previously requested to receive materials in printed form or because the Company has the option to stratify its mailing by sending a Notice of Internet Availability to certain stockholders and a full printed set of proxy materials to others. The following questions and answers about the proxy materials and the Annual Meeting, while generally referring to the Notice of Internet Availability, apply equally to those stockholders receiving a full set of printed proxy materials.

What information is contained in these materials?

        The information included in this Proxy Statement relates to proposals you will vote on at the 2010 Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers in 2009 and certain other information.

 How may I obtain directions to attend the 2010 Annual Meeting of Stockholders and vote in person?

        You may obtain directions to attend the meeting and vote in person by calling our toll-free number (866) 360-7311, visiting our website at http://www.stocktrans.com/eproxy/Osiris2010; or sending us an e-mail at proxynotice@stocktrans.com.

 Why did I receive more than one Notice of Internet Availability or set of printed proxy materials?

        You may receive multiple Notices of Internet Availability or sets of printed proxy materials if you hold your shares of Osiris's common stock in multiple accounts (such as through a brokerage account and an employee benefit plan). If you hold your shares of Osiris's common stock in multiple accounts, you should vote your shares as described in each separate Notice of Internet Availability or set of printed proxy materials you receive.

        If you are a shareholder of record, you may contact the Corporate Secretary, Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046 (telephone: (443) 545-1800) if you are currently receiving multiple Notices of Internet Availability or sets of printed proxy materials and want to request delivery of a single Notice of Internet Availability or set of printed proxy materials in the future. If your shares are held in "street name" and you want to increase or decrease the number of Notices of Internet Availability or sets of printed proxy materials delivered to your household in the future, you should contact your broker, bank or other custodian who holds the shares on your behalf.

What is the difference between a "shareholder of record" and a "street name" holder?

        If your shares are registered directly in your name with Osiris's transfer agent, StockTrans, Inc. ("StockTrans"), you are considered a "shareholder of record" or a "registered shareholder" of those shares. In this case, your Notice of Internet Availability or set of printed proxy materials has been sent to you directly by Osiris.

        If your shares are held in a stock brokerage account or by a bank, trust or other nominee or custodian, you are considered the "beneficial owner" of those shares, which are held in "street name." A Notice of Internet Availability or set of printed proxy materials has been forwarded to you by or on behalf of your broker, bank, trustee or other holder, who is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other holder of record as to how to vote your shares by following its instructions for voting.

Who is entitled to vote at the 2010 Annual Meeting?

        Osiris's Board of Directors has established April 9, 2010 as the record date for the 2010 Annual Meeting of Stockholders. Only stockholders of record at the close of business on the record date are entitled to receive notice of the annual meeting and to vote at the 2010 Annual Meeting. At the close of business on April 9, 2010, there were [32,775,331] outstanding shares of Osiris's common stock. Each share of common stock is entitled to one vote on each matter properly brought before the 2010 Annual Meeting.

What will I vote on?

        There are three proposals scheduled to be voted on at the 2010 Annual Meeting:

  •
  the election of two members of the Board of Directors, each to serve for a three-year term expiring at the annual meeting of stockholders to be held in 2013 and until their successors shall be duly elected and qualified;

  •
  a proposal to change Osiris's state of incorporation from Delaware to Maryland, through and including a merger with and into our wholly owned Maryland subsidiary, Osiris Maryland, Inc.; and

  •
  the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year ended December 31, 2010.

How many votes must be present to hold the 2010 Annual Meeting?

        A "quorum" is necessary to hold the 2010 Annual Meeting. A quorum is established if the holders of a majority of the votes entitled to be cast by stockholders are present at the meeting, either in person or by proxy. Abstentions and broker non-votes are counted as present for purposes of determining a quorum. Shares of common stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such shares are voted on any specific proposal.

What are the voting recommendations of Osiris's Board of Directors?

        Osiris's Board of Directors recommends that you vote your shares as follows:

  •
  "FOR" the election of each of the two nominees to the Board;

  •
  "FOR" the proposal to change Osiris's state of incorporation from Delaware to Maryland; and

  •
  "FOR" the ratification of the appointment of Grant Thornton LLP as Osiris's independent registered public accounting firm for the fiscal year ended December 31, 2010.

How do I vote?

        You may vote in several different ways:

  In person at the 2010 Annual Meeting

        You may vote in person at the 2010 Annual Meeting. You may also be represented by another person at the meeting by executing a proxy properly designating that person. If you are the beneficial owner of shares held in "street name," you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.

  By telephone

        You may vote by calling the telephone number specified on the proxy card. Please have your proxy card handy when you call and use any touch-tone phone to transmit your voting instructions.

  By Internet

        You may vote by using the Internet at www.stocktrans.com/eproxy/Osiris2010, to submit your voting instructions. Please have your proxy card handy when you go online. If you vote on the Internet, you may also request electronic delivery of future proxy materials.

  By mail

        You may vote by completing, signing, dating and returning a proxy card. A proxy card is available on line at the website provided in the Notice of Internet Availability, and a proxy card will also be mailed to you with a full set of proxy materials upon request. If you did not receive a Notice of Internet Availability, but instead received delivery of a full set of proxy materials, a proxy card is included with the full set of proxy materials mailed to you. In either case, a postage-paid envelope will be provided along with the proxy card.

        Unless in the unlikely event the meeting is adjourned or postponed, in which case the time may be extended, telephone and Internet voting for stockholders of record will be available until 11:59 PM Eastern Time on May 26, 2010, and mailed proxy cards must be received by May 26, 2010 in order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in "street name" will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions on the Notice of Internet Availability that you receive from them.

        If you are mailed or otherwise receive or obtain a proxy card or voting instruction card, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the 2010 Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.

How can I change my vote?

        If you are a shareholder of record, you may revoke your proxy before it is exercised by:

  •
  Sending a written notice to the Corporate Secretary, Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046, stating that your proxy is revoked. The notice must be received prior to the 2010 Annual Meeting;

  •
  Signing and delivering a later-dated proxy card to the Corporate Secretary after voting by telephone or using the Internet, so that it is received prior to the 2010 Annual Meeting;

  •
  Voting by telephone or using the Internet after the date of your proxy card and before the 2010 Annual Meeting; or

  •
  Attending the 2010 Annual Meeting and voting in person by ballot. Your attendance at the 2010 Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request or you vote by ballot at the meeting.

        If you are a beneficial owner of shares held in "street name", you may submit new proxy voting instructions by contacting your bank, broker or other holder of record.

Who will count the votes?

        A stockholder will be appointed at the 2010 Annual Meeting to serve as the Company's inspector of election at the 2010 Annual Meeting and will tabulate the votes.

What is an abstention?

        An "abstention" occurs when a shareholder executes a proxy using the Internet, by phone or by returning a proxy card, but he or she refrains from voting as to a particular matter by indicating that he or she "abstains" as to that matter.

What is a broker non-vote?

        A "broker non-vote" occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on a "non-routine" proposal without receiving voting instructions from the beneficial owner. To the extent that they have not received voting instructions on a "non-routine" proposal, brokers report such number of shares as "non-votes."

        In order to ensure that any shares held on your behalf by a brokerage firm or other organization are voted in accordance with your wishes, we encourage you to provide instructions to that firm or organization by voting your proxy.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Election of Director	A plurality of the votes cast is required to elect a director. The individuals receiving the most votes will be elected. Abstentions are not counted for purposes of electing directors. You may vote FOR each nominee or WITHHOLD your vote from either or both nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Effective January 1, 2010, brokers no longer have the discretion to vote their clients' shares on the election of directors without actual instructions from the holders of the shares. Assuming that only two nominees are proposed for election and at least one vote is cast for each of the two nominees, broker non-votes will have no effect on the result of the vote.
Proposal 2: Approval of the Proposal to Change the State of Incorporation from Delaware to Maryland
Approval of the proposal to approve the change in the state of incorporation from Delaware to Maryland requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Approval of the proposal by stockholders will constitute approval of (i) the merger (the "Merger") of Osiris Therapeutics, Inc., the existing Delaware corporation (which we sometimes refer to herein as Osiris Delaware), with and into its wholly owned subsidiary formed under Maryland law, Osiris Maryland, Inc. (which we sometimes refer to herein as Osiris Maryland), (ii) adoption of the Agreement and Plan of Merger by and between Osiris Delaware and Osiris Maryland, which provides for the merger with Osiris Maryland surviving, (iii) the Maryland Charter and Maryland Bylaws and (iv) all other transactions and proceedings related to the Merger, including ratification of the directors in the classes as set forth under "Comparison of Stockholders Rights—Number and Classification of Directors," (assuming, in the case of the director nominees named in Proposal 1, those nominees are elected at the Annual Meeting) and the assumption by Osiris Maryland, as the surviving corporation in the Merger, of all options, warrants and all equity compensation plans and arrangements of Osiris Delaware.

Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm	Approval of the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 requires the affirmative vote of the holders of a majority of the votes present in person or represented by proxy and entitled to be cast at the Annual Meeting, assuming the presence of a quorum. A properly executed proxy marked ABSTAIN with respect to such proposal will have the effect of a negative vote. Broker non-votes are not considered as votes entitled to be cast on the matter, and thus will have no effect on the result of the vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, the Audit Committee of our Board of Directors may determine to reconsider the appointment.

Who will bear the costs of soliciting these proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We do not expect to engage a third party to assist us in the solicitation.

Where can I find the voting results of the 2010 Annual Meeting?

        We will announce preliminary voting results at the 2010 Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the 2010 Annual Meeting.

How do I obtain a separate Notice of Internet Availability or set of printed proxy materials if I share an address with other stockholders?

        When more than one shareholder of record of Osiris's common stock shares the same address, we may deliver only one Notice of Internet Availability or set of printed proxy materials to that address unless we have received contrary instructions from one or more of those stockholders. Similarly, brokers and other nominees holding shares of Osiris's common stock in "street name" for more than one beneficial owner with the same address may deliver only one Notice of Internet Availability or set of printed proxy materials to that address if they have received consent from those beneficial owners. We will deliver promptly upon written or oral request a separate Notice of Internet Availability or set of printed proxy materials to any shareholder, including a beneficial owner of shares held in "street name," at a shared address to which a single Notice of Internet Availability or set of printed proxy materials was delivered. To receive additional Notices of Internet Availability or sets of printed proxy materials, or if you are a shareholder of record and would like to receive separate Notices of Internet Availability or sets of printed proxy materials for future annual meetings, you may call or write the Corporate Secretary, Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046 (telephone: 443-545-1800). If you are a beneficial owner of shares held in "street name" and would like to receive separate Notices of Internet Availability or sets of printed proxy materials, you may contact your bank, broker or other holder of record. In addition, if you are a shareholder of record who shares the same address with another shareholder of record and you currently receive separate copies of the Notice of Internet Availability or set of printed proxy materials, you may write or call the Office of the Secretary as indicated above to request that a single Notice of Internet Availability or set of printed proxy materials be delivered to that address.

How can I obtain a copy of Osiris's Annual Report on Form 10-K for the year ended December 31, 2009?

        Osiris will on a request in writing provide without charge to each person from whom proxies are being solicited for the 2010 Annual Meeting a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, including the financial statements and any schedules, required to be filed with the Securities and Exchange Commission, excluding exhibits. We may impose a reasonable fee for providing the exhibits to the Form 10-K. Requests should be made to Corporate Secretary, Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, MD 21046. Osiris's Annual Report on Form 10-K is also available free of charge through the Investor Relations—SEC Filings link on our website, http://investor.osiris.com/documents.cfm.

 PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

PROPOSAL NO. 1—ELECTION OF DIRECTOR NOMINEES

        The Board currently consists of five members, classified into three classes as follows: Jay M. Moyes and Gregory H. Barnhill constitute the Class I directors, with a term ending at this Annual Meeting to be held in 2010; C. Randal Mills and Felix Gutzwiller constitute the Class II directors, with a term ending at the Annual Meeting to be held in 2011; and Peter Friedli constitutes the Class III director, with a term ending at the Annual Meeting to be held in 2012. In each case, subject to earlier death, resignation, removal or retirement, the directors remain in office until their respective successors are duly elected and qualified, notwithstanding the expiration of the otherwise applicable term.

        On March 12, 2010, our Board accepted the recommendation of its independent directors to nominate Mr. Moyes and Mr. Barnhill for re-election at the Annual Meeting for a term of three years to serve until the 2013 Annual Meeting of Stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal.

        Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted FOR the election as directors of nominees Mr. Moyes and Mr. Barnhill. In the event that any nominee should become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board may recommend in his place, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF JAY M. MOYES AND GREGORY H. BARNHILL AS DIRECTORS.

 PROPOSAL NO. 2—REINCORPORATION AS A MARYLAND CORPORATION, THROUGH AND INCLUDING A MERGER WITH AND INTO OUR WHOLLY OWNED SUBSIDIARY, OSIRIS MARYLAND, INC.

General

        The Board of Directors of the Company unanimously recommends that the stockholders of the Company approve a proposal for the Company to change its state of incorporation from Delaware to Maryland. We refer to this proposal as the Reincorporation Proposal. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to the differences between the Maryland General Corporation Law (the "MGCL") and the General Corporation Law of the State of Delaware (the "DGCL"), as well as the provisions of the certificate of incorporation and bylaws of the Company, each as amended and restated, as compared to the articles of incorporation and bylaws of the proposed new Maryland corporation, Osiris Maryland, Inc. ("Osiris Maryland"). Osiris Maryland, a wholly owned subsidiary of the Company, was incorporated in Maryland on March 30, 2010 specifically for the purpose of effecting the change of the Company's state of incorporation and has conducted no business and has no material assets or liabilities.

        If it is approved by our stockholders, the Reincorporation Proposal will be accomplished by the merger (the "Merger") of the Company with and into Osiris Maryland whereby the separate legal existence of the Company will cease and Osiris Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. As a result of the Merger, our legal domicile will be changed from Delaware to Maryland. Osiris Maryland will change its name to "Osiris Therapeutics, Inc." as part of the Merger and, consequently, the reincorporation of the Company will not result in any change in the Company's name. In addition, the reincorporation of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. Osiris will continue to operate as a stem cell therapeutic company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of Osiris Maryland after the Merger. This assumes, of course, in the case of the director nominees named in Proposal 1 of this proxy statement, that they are re-elected at the annual meeting. Except for the reduction in the annual franchise taxes paid to Delaware as described below, we anticipate that the Merger will not cause any change in the business or financial condition of the Company, and we anticipate that the Merger will not cause any change in our management or day-to-day operations, except for any changes attributable to the differences between the Delaware organizational documents and the Maryland organizational documents, and between the MGCL and the DGCL, generally described below.

        Upon the terms and subject to the conditions of the Agreement and Plan of Merger by and between the Company and Osiris Maryland (the "Merger Agreement"), at the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of the common stock, par value $0.001 per share, of the Company will be converted into one share of common stock, par value $0.001 per share, of Osiris Maryland. In addition, at the Effective Time, each outstanding option, warrant or other right to purchase shares of common stock of the Company will continue outstanding as an option, warrant or other right to purchase shares of common stock of Osiris Maryland upon the same terms and conditions as they exist immediately prior to the Effective Time.

        Following the Effective Time, each outstanding certificate representing shares of common stock of the Company will continue to represent the same number of shares of common stock of Osiris Maryland, and delivery of certificates for shares of common stock of the Company will constitute "good delivery" for transactions in the shares of common stock of Osiris Maryland. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Osiris Maryland.

        The common stock of the Company is listed for trading on the NASDAQ Global Market and trades under the symbol "OSIR". At the Effective Time, this symbol will, without interruption, represent shares of common stock of Osiris Maryland. At the Effective Time, the common stock of Osiris Maryland will be deemed registered under the Exchange Act by operation of Exchange Act Rule 12g-3(a).

        Also at the Effective Time, we will be governed by the MGCL, the Articles of Incorporation of Osiris Maryland (the "Maryland Charter") and the Bylaws of Osiris Maryland (the "Maryland Bylaws"), which will result in certain changes in the rights of stockholders and other matters related to us. Many significant changes are discussed in this proxy statement under "—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL", but this proxy statement may not discuss all of the changes that are important to you as a stockholder. The summary provided herein is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under the DGCL and the MGCL and is qualified in its entirety by reference to the DGCL and MGCL, the Merger Agreement attached to this proxy statement as Appendix A, the Maryland Charter attached to this proxy statement as Appendix B, the Maryland Bylaws attached to this proxy statement as Appendix C, our current Amended and Restated Certificate of Incorporation (the "Delaware Certificate of Incorporation"), and our current Amended and Restated Bylaws (the "Delaware Bylaws"). The Maryland Charter and the Maryland Bylaws are sometimes referred to herein as the "Maryland organizational documents", and the Delaware Certificate of Incorporation and the Delaware Bylaws are sometimes referred to herein as the "Delaware organizational documents".

        Copies of the Delaware Certificate of Incorporation and the Delaware Bylaws are available for inspection at our principal business office and will be provided to any stockholder upon written request. To request copies of these documents, contact Philip R. Jacoby, Jr., Corporate Secretary, Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046. These documents are also available online at http://investor.osiris.com/documents.cfm.

        Approval of the Reincorporation Proposal by stockholders of the Company will constitute approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Osiris Maryland in the classes as set forth under "Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Number and Classification of Directors" (assuming again, in the case of the director nominees named in Proposal 1, their re-election at the Annual Meeting), the assumption by Osiris Maryland, as the surviving corporation in the Merger, of the Company's employee benefit plans, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the Merger Agreement, the Maryland Charter and the Maryland Bylaws will replace the Delaware Certificate of Incorporation and the Delaware Bylaws as the Company's principal corporate governance documents at the Effective Time. Differences exist between the Delaware organizational documents and the Maryland organizational documents. Among these differences is that, under the Maryland organizational documents, stockholders are able to act without a meeting by less than unanimous consent, whereas under the Delaware organizational documents, stockholders may not act by consent in lieu of a meeting. Accordingly, because of this difference and for other reasons, stockholders are urged to read carefully and carefully consider this proxy statement and the attached appendices.

        For purposes of this section, the "Company" refers in most places to Osiris Therapeutics, Inc., as incorporated under the laws of the State of Delaware. In those instances where reference is made to the "Company" after the Effective Time of the Merger, the reference means Osiris Therapeutics, Inc., as reincorporated under the laws of the State of Maryland.

 Effective Time

        If the Reincorporation Proposal is approved by the Company's stockholders, the Merger will be effective as of the later of the time the Maryland State Department of Assessments and Taxation accepts the articles of merger or the time established under such articles of merger, not to exceed 30 days after the articles of merger are accepted for record. Subject to stockholder approval of the Reincorporation Proposal, the filing of a certificate of merger in Delaware and the filing of articles of merger in Maryland will be made at such time as the Boards of Directors of the Company and Osiris Maryland determine is advisable. We anticipate that the Merger will become effective shortly after stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the Board of Directors of either the Company or Osiris Maryland, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.

Regulatory Approvals

        To our knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the articles of merger with the State Department of Assessments and Taxation of Maryland and the filing of the certificate of merger with the Secretary of State of Delaware.

Principal Reason for and Effects of Changing the State of Incorporation

        The Board of Directors of the Company recommends that the Company become a Maryland corporation subject to the laws of Maryland rather than the laws of Delaware primarily because doing so will eliminate our annual Delaware franchise tax expense. The State of Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock, or (ii) the corporation's capital structure as compared to its assets. Delaware corporations may elect to be treated under the formula alternative that results in the lesser amount of franchise tax imposed on the corporation. We have always elected to be considered under the formula that results in the lower franchise tax burden.

        For the fiscal year ended December 31, 2009, we paid $162,050 in Delaware franchise taxes. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay up to $180,000 in Delaware franchise taxes each year for the foreseeable future. Unlike Delaware, the State of Maryland does not impose a franchise tax on corporations incorporated under its laws. If we reincorporate in Maryland, the only amount payable annually to the State of Maryland as a result of being incorporated under its laws would be $300 to be paid in conjunction with Maryland's annual reporting requirements. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

        Although there are differences between the DGCL and the MGCL, the Board of Directors of the Company does not believe that these differences will have a significant impact on our operations. See "—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL".

        The Board of Directors of the Company has unanimously concluded that the potential benefits of the Reincorporation Proposal outweigh any possible disadvantages. Accordingly, the Board of Directors of the Company unanimously recommends that the stockholders vote "FOR" the Reincorporation Proposal.

 Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL

        Upon consummation of the Merger, the Company's corporate affairs will be governed by the MGCL, the Maryland Charter and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the MGCL and the DGCL differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of common stock of the Company under the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws and those affecting holders of shares of common stock of Osiris Maryland under the MGCL, the Maryland Charter and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the MGCL and the Maryland Charter and the Maryland Bylaws, copies of which are attached to this proxy statement as Appendices B and C, respectively, and the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL.

        With respect to the rights of stockholders under the DGCL and those of stockholders under the MGCL, the Maryland Charter and Maryland Bylaws provide for many of the same rights and obligations as our Delaware organizational documents, although the Maryland Charter and Maryland Bylaws differ from the Delaware organizational documents in certain respects. Our management does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of our present or future directors, make it in our best interest to amend or supplement the Maryland Charter or the Maryland Bylaws, or both, at some future date. Therefore, there can be no assurance that such Maryland organizational documents will not be amended or supplemented, including changes to provisions that directly affect the rights of stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this proxy statement.

  Capital Stock

  The Company

        The Company's authorized capital stock consists of 90,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of April 9, 2010, there were [32,775,331] shares of the Company's common stock and no shares of preferred stock issued and outstanding. The holders of the Company's common stock are entitled to one vote for each share held. The number of authorized shares of common stock of the Company may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote.

        The Delaware Certificate of Incorporation authorizes the Company's Board of Directors to create or provide, out of the unissued shares of preferred stock, for the issuance of any shares of preferred stock from time to time in one or more classes or series, subject to applicable law, and the Company's Board of Directors is authorized to fix the designations, preferences and relative participating, optional or other special rights of shares of preferred stock of each such class or series, and the qualifications, limitations and restrictions, including dividend rights, voting rights, conversion rights, redemption privileges and liquidation preferences, thereof.

        The Delaware Bylaws provide that, unless otherwise voted by the stockholders and subject to the provisions of the Delaware Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the Company or the whole or any part of any unissued balance of the authorized capital stock of the Company held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors of the Company in such manner, for such consideration and on such terms as the Board of Directors may determine.

        As of the date of this proxy statement, the Company's management is not aware of any specific effort by any party to accumulate additional of our securities, other than for investment purposes, or to effect a change of control of the Company by merger, tender offer, solicitation in opposition to the Board of Directors or otherwise.

  Osiris Maryland

        Osiris Maryland's authorized capital stock consists of 90,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of April [9], 2010, there were [100] shares of Osiris Maryland's common stock and no shares of preferred stock issued and outstanding. Each share of Osiris Maryland's common stock entitles the holder to one vote on all matters submitted to a vote of the stockholders.

        Under the Maryland Charter, the Board of Directors of Osiris Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are similar in many, but not all, respects to those provided in the Delaware Certificate of Incorporation. The Maryland Charter provides that the Board of Directors of Osiris Maryland may reclassify any unissued shares of common stock and preferred stock from time to time in one or more classes or series of stock.

        As permitted by the MGCL, the Maryland Charter provides that the Board of Directors of Osiris Maryland may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the corporation has authority to issue, without stockholder approval. In addition, the Board of Directors of Osiris Maryland may authorize the issuance from time to time of shares of stock of the corporation of any class or series, or securities or rights convertible into shares of its stock of any class or series, in each case whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Maryland Charter or the Maryland Bylaws, without stockholder approval and without authority of the stockholders to vote otherwise. Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless such action is advised by the board of directors and approved by the affirmative vote of stockholders holding at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation's charter. Under the MGCL, the term "substantially all of the company's assets" is not defined and is, therefore, subject to Maryland common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction. The Maryland Charter provides that the foregoing items may be approved by a majority of all the votes entitled to be cast on the matter. However, Maryland law permits a corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the corporation.

  Dividends

  The Company

        Under the DGCL and the Delaware Certificate of Incorporation, subject to any preferential dividend rights of any then outstanding preferred stock, the Company may pay dividends on its common stock out of its surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. The DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

  Osiris Maryland

        Under the MGCL and the Maryland Charter, subject to any preferential dividend rights of any then outstanding preferred stock, Osiris Maryland is permitted to pay dividends to its stockholders from time to time as authorized by the board of directors. However, the MGCL provides that no dividend or other distribution may be made if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the corporation's charter permits otherwise (the Maryland Charter may be supplemented to so permit in the future), the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Under the MGCL, notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a distribution from the net earnings of the corporation for the fiscal year in which the distribution is made, the net earnings of the corporation for the preceding fiscal year, or the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

        Neither the Delaware organizational documents nor the Maryland organizational documents modify the respective code provisions concerning the payment of dividends, except as set forth above. We have never paid dividends and have no current intention that either the Company or Osiris Maryland pay dividends.

  Preemptive Rights

        Under the DGCL and the MGCL, stockholders do not have preemptive rights to purchase shares of stock unless the certificate of incorporation, in the case of a Delaware corporation, or the charter, in the case of a Maryland corporation, provides for preemptive rights. Neither the Delaware Certificate of Incorporation nor the Maryland Charter provides stockholders with any preemptive rights.

  Advance Notice Requirements for Presentation of Business and Nominations of Directors at Meetings of Stockholders

  The Company

        The Delaware Bylaws generally provide that written notice of any stockholder proposal for business at an annual meeting of stockholders must be received at the principal executive offices of the Company (i) if such business is not to be included in the Company's proxy statement, not less than 90 days prior to the day the Company released its proxy statement in connection with its previous year's annual meeting or (ii) if the stockholder wants such business to be included in the Company's proxy statement, not less than 120 days prior to the day the Company released its proxy statement in connection with its previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from the date of the prior year's annual meeting, notice by the stockholder to be timely must be so delivered no later than 90 days prior to the newly announced date that the Company will mail its proxy statement. The Delaware Bylaws generally provide that written notice of any stockholder nomination of directors must be received by the secretary of the Company not less than (x) with respect to an election to be held at an annual meeting of stockholders, 120 days prior to the day the Company released its proxy statement in connection with its previous year's annual meeting, provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from the date of the prior year's annual meeting, notice by the stockholder to be timely must be so delivered no later than 90 days prior to the newly announced date that the Company will mail its proxy statement, and (y) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which the notice of the meeting was mailed or public disclosure of the meeting was made, whichever occurs first.

        In addition to meeting the applicable deadline, stockholder proposals must be accompanied by certain information specified in the Delaware Bylaws.

  Osiris Maryland

        Under the Maryland Bylaws, the deadlines for stockholder submissions of proposals and director nominations are similar to the deadlines provided in the Delaware Bylaws. As with the Delaware Bylaws, stockholder proposals and director nominations must be accompanied by certain information specified in the Maryland Bylaws.

        Stockholders wishing to submit a proposal for business to be included in management's proxy statement for an annual meeting are reminded that, in addition to the provisions of the Delaware Bylaws and the Maryland Bylaws described above, they must adhere to the deadline and other rules for doing so established by the Securities and Exchange Commission.

  Cumulative Voting for Election of Directors

        Under the DGCL and the MGCL, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation, in the case of a Delaware corporation, or charter, in the case of a Maryland corporation. Pursuant to the Delaware Certificate of Incorporation and the Maryland Charter, neither the Company nor Osiris Maryland permits cumulative voting in the election of directors. The absence of cumulative voting means that the holders of a majority of the shares voted at a meeting of stockholders may, if they so choose, elect all the directors to be elected at that meeting, and thus preclude minority stockholder representation on the board of directors.

  Restrictions on Voting Rights

  The Company

        The Delaware organizational documents do not contain provisions relating to control share acquisitions, and the DGCL does not contain a control share acquisition or similar statute.

  Osiris Maryland

        The MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved at a special meeting of stockholders by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiring person, or by officers or by directors who are the corporation's employees, are excluded from shares entitled to vote on the matter. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third,

  •
  one-third or more but less than a majority, or

  •
  a majority or more of all voting power.

        Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The control share acquisition statute does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of our common stock. We can provide no assurance that such provision will not be amended or eliminated in the future. Should this happen, the control share acquisition statute would become effective and may discourage others from trying to acquire control of Osiris Maryland and increase the difficulty of consummating any offer.

  Number and Classification of Directors

        The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the number of directors of the Company will be fixed from time to time exclusively by resolution of the Company's Board of Directors but in no event shall be less than three nor more than seven. Like the Delaware Certificate of Incorporation and the Delaware Bylaws, the Maryland Charter and the Maryland Bylaws provide that the Board of Directors of Osiris Maryland may establish, increase and decrease the number of directors from time to time as long as the number is not less than three nor more than seven. Both the Company's Board of Directors and Osiris Maryland's Board of Directors are currently comprised of five members.

        Both the Delaware Certificate of Incorporation and the Maryland Charter provide that the directors will be divided into three classes, with each class serving a staggered three-year term, meaning that approximately one-third of the directors are elected at each annual meeting of stockholders. The classification and staggered terms of office of the directors would make it more difficult for a third party to gain control of the board of directors since at least two annual meetings of stockholders, instead of one, generally would be required to effect a change in the majority of the board of directors.

        The Maryland Charter sets forth the names of the initial directors of Osiris Maryland and the respective class and term of office for each director, as follows:

Name	Class	Term to Expire
Peter Friedli	Class III	2012
C. Randal Mills, Ph.D.	Class II	2011
Felix Gutzwiller, M.D., Dr.P.H.	Class II	2011
Jay M. Moyes*	Class I	2013
Gregory H. Barnhill*	Class I	2013

*
The current term of each of these individuals as directors of Osiris Delaware expires at this Annual Meeting, and each has been nominated for re-election as a director of the Company for a term to expire at the annual meeting of stockholders of the Company in 2013. The Maryland Charter provides that, in the unlikely event that these individuals are not re-elected at the annual meeting, their term of office as directors of Osiris Maryland will expire at the time the Merger becomes effective. See "Proposal No. 1—Election of Director Nominees."

        The individuals identified above also comprise all of the current directors of Osiris Delaware. Assuming the re-election at the Osiris Delaware annual meeting of the director nominees named in Proposal 1 of this Proxy Statement, all of the individuals named above will also serve as directors of Osiris Maryland following the Merger, for terms to expire as described above. For additional information regarding these individuals, see "Proposal No. 1—Election of Director Nominees."

  Removal of Directors

  The Company

        Both the Delaware Certificate of Incorporation and the Delaware Bylaws provide that any director may be removed from office upon a finding of cause by an affirmative vote of a majority of the other directors. "Cause" is defined in the Delaware Certificate of Incorporation and the Delaware Bylaws to mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the corporation.

  Osiris Maryland

        The Maryland Charter and the Maryland Bylaws provide that any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of all the votes entitled to be cast generally for the election of directors. For purposes of the Maryland Charter and the Maryland Bylaws, "cause" means only, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the corporation.

  Filling Vacancies on the Board of Directors

  The Company

        Both the Delaware Certificate of Incorporation and the Delaware Bylaws provide that any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by the vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

  Osiris Maryland

        The Maryland Charter and the Maryland Bylaws provide that Osiris Maryland has elected, at such time as it becomes eligible under Section 3-802(a) and (b) of the MGCL to make such election, to be subject to Section 3-804(c) of the MGCL so that, except as may be provided by the Board of Directors in setting the terms of any class or series of shares of stock of the corporation, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which such vacancy occurred.

  Standards of Conduct for Directors

        The standards of conduct for directors of a Delaware corporation have developed through written opinions of the Delaware courts. Directors of Delaware corporations generally must act in good faith and with due care and loyalty, in a manner that they believe to be in the best interests of the corporation and its stockholders.

        Under Maryland law, the standard of conduct for directors is set forth in Section 2-405.1(a) of the MGCL, which requires a director of a Maryland corporation to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The MGCL contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

        Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to (i) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (ii) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, or (iii) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, the MGCL provides that the act of directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control is not subject to any higher duty or greater scrutiny than is applied to any other act of a director.

  Amendment of Organizational Documents

  The Company

        The Delaware Certificate of Incorporation may be amended in the manner prescribed by the DGCL, which requires the Company's Board of Directors to declare the amendment advisable and the approval of such amendment by the holders of at least a majority of the outstanding shares of the Company's common stock.

        The Delaware Bylaws provide that they may be altered, amended or repealed and new Bylaws may be adopted by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's capital stock entitled to vote thereon at any regular or special meeting of stockholders, provided that notice of the proposed action be included in the notice of such meeting.

  Osiris Maryland

        The Maryland Charter generally may be amended only if the Board of Directors of Osiris Maryland declares that the proposed amendment is advisable and the proposed amendment is approved by the stockholders of the corporation, at either an annual or a special meeting of the stockholders, or by written consent of the stockholders, in any event by the affirmative vote or consent representing a majority of all the votes entitled to be cast on the matter. Under the MGCL, the Maryland Charter may, however, be amended by the Board of Directors of Osiris Maryland without stockholder approval to, among other things, change the name of the corporation or change the name or other designation or the par value of any class or series of stock of the corporation and the aggregate par value of that stock.

        The Maryland Bylaws, similar to the Delaware Bylaws, provide that the affirmative vote of the holders of a majority of the issued and outstanding shares of stock of Osiris Maryland entitled to vote thereon is required in order to alter, amend or repeal the Maryland Bylaws, or adopt new bylaws.

  Business Combinations with Certain Persons

  The Company

        Section 203 of the DGCL generally provides that if a person (including any person who is an affiliate or associate of the corporation) acquires 15% or more of the stock of a Delaware corporation, thereby becoming an "interested stockholder" (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years, generally unless one of the following three exceptions applies:

  •
  the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, prior to the time that the person became an interested stockholder;

  •
  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares are held subject to the plan will be tendered in a tender or exchange offer; or

  •
  the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder at an annual or special meeting (and not by written consent).

        A Delaware corporation may elect not to be governed by Section 203. The Company has not made such an election. Section 203 does not apply to the Merger of the Company and Osiris Maryland.

  Osiris Maryland

        Maryland law prohibits "business combinations" between Osiris Maryland and an interested stockholder or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Maryland law defines an interested stockholder as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's stock, or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation's then-outstanding voting stock.

        A person is not an interested stockholder if the board of directors of the corporation approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder or an affiliate of an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of the then-outstanding shares of voting stock, and

  •
  two-thirds of the votes entitled to be cast by holders of the voting stock other than stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or stock held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the holders of the common stock receive a minimum price, as defined under Maryland law, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.

        The statute permits various exemptions from its provisions, including business combinations that are approved or exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board of Directors of Osiris Maryland has not exempted Osiris Maryland from the business combination statute. Consequently, unless the Board of Directors adopts an exemption from this statute in the future, the statute will be applicable and may affect business combinations between Osiris Maryland and other persons. The statute may discourage others from trying to acquire control of Osiris Maryland or increase the difficulty of consummating any such acquisition.

        A person who, immediately prior to the Effective Time, is or was an interested stockholder of the Company for purposes of Section 203 of the DGCL, but who is or was nevertheless (and for whatever reason) not subject to the restrictions imposed thereunder, will not become, at the Effective Time, an interested stockholder of Osiris Maryland for purposes of the Maryland business combination statute solely as a result of the Merger or the other transactions contemplated by the Reincorporation Proposal.

  Special Meetings of Stockholders

  The Company

        The Delaware Certificate of Incorporation and the Delaware Bylaws provide that special meetings of the stockholders may be called at any time by the Chairman of the Board of Directors, and shall be called upon the request of the holders of at least 20% of the capital stock of the Company issued and outstanding, or upon a resolution adopted by or an affirmative vote of, a majority of the Board of Directors.

  Osiris Maryland

        The Maryland Charter and the Maryland Bylaws provide that special meetings of the stockholders may be called at any time by the Chairman of the Board of Directors, and shall be called upon the written request of the stockholders entitled to cast at least twenty percent (20%) of all the votes entitled to be cast at the meeting, or upon a resolution adopted by, or an affirmative vote of, a majority of the Board of Directors.

  Action by Stockholders in Lieu of a Meeting

  The Company

        As permitted by the DGCL, the Delaware Certificate of Incorporation provides that stockholders of the Company may not take any action by written consent in lieu of a meeting.

  Osiris Maryland

        As permitted by the MGCL, the Maryland Charter provides that the holders of common stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes (which, in the case of Osiris Maryland, is generally either a majority of votes cast or a majority of votes entitled to be cast) that would be necessary to authorize or take the action at a stockholders meeting if the corporation gives notice of the action not later than ten (10) days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. Peter Friedli, the Chairman of the Board of Directors of both the Company and Osiris Maryland, beneficially owns approximately 44% of the outstanding common stock of the Company and, at the Effective Time of the Merger, will beneficially own approximately the same percentage of the outstanding common stock of Osiris Maryland. Accordingly, Mr. Friedli will have a significant influence over the outcome of all corporate actions of Osiris Maryland requiring stockholder approval, including any actions that may be taken by stockholder consent in lieu of a meeting.

  Limitations on Liability of Directors and Officers

  The Company

        The Delaware Charter provides that no director will have personal liability arising out of an action whether by or in the right of the Company or otherwise for money damages for breach of fiduciary duty as a director, provided however that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or any successor provision, which creates liability for unlawful payment of dividends and unlawful stock purchases or redemptions, (iv) for any transaction from which such director derived an improper personal benefit, or (v) for acts or omissions occurring prior to the date of the effectiveness of such provision.

  Osiris Maryland

        Maryland law permits Osiris Maryland to include in the Maryland Charter a provision limiting the liability of the directors and officers of Osiris Maryland to the corporation and its stockholders for money damages, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Maryland Charter contains a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

  Indemnification of Directors and Officers

  The Company

        Under the DGCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in the defense or settlement of such a proceeding. In an action or suit by or in the right of the corporation, the DGCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the DGCL.

        The DGCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding, provided that the corporation has received from the director or officer a written undertaking to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

        The Delaware Certificate of Incorporation generally provides for the indemnification of, and advance of expenses to, directors, officers, employees and agents to the fullest extent permitted by the DGCL. The Delaware Certificate of Incorporation further provides, consistent with the DGCL, that the right to indemnification conferred by the Delaware Certificate of Incorporation is not exclusive of any other right which a person may have under the Delaware Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

  Osiris Maryland

        Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity, or in the defense of any claim, issue or matter in such proceeding. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that:

  •
  the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was a result of active and deliberate dishonesty,

  •
  the director or officer actually received an improper personal benefit in money, property or services, or

  •
  in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

        A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in the corporation's right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

        In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

        The Maryland Charter authorizes Osiris Maryland, to the maximum extent permitted by Maryland law, to obligate the corporation to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination as to the entitlement to indemnification to (i) any present or former director or officer or (ii) any individual who, while a director or officer of our company and, at our request, serves or has served another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, director, officer, employee, agent or partner, against any claim or liability arising from his or her service in that capacity and to pay or reimburse such individual's reasonable expenses in advance of final disposition of a proceeding. The Maryland Bylaws obligate us to provide such indemnification and advance of expenses. The Maryland Charter and the Maryland Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of our company in any of the capacities described above and to any employee or agent of us or a predecessor of our company.

  Appraisal Rights

        Under the DGCL stockholders, in certain circumstances, generally have the right to dissent from certain corporate reorganizations and mergers provided that statutory procedures are followed. The Reincorporation Proposal does not trigger any appraisal rights. See "—Dissenting Stockholders' Rights of Appraisal." Under the MGCL, except as noted below, a stockholder of a Maryland corporation generally has the right to demand and receive payment of the fair value of the stockholders' stock from the successor if the corporation consolidates or merges with another corporation, the stockholder's stock is to be acquired in a share exchange, the corporation transfers its assets, the corporation amends its charter in certain circumstances (unless the right to do so is reserved by the charter) or the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above.

  The Company

        Under the DGCL, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called "appraisal rights"), if they properly follow the statutory procedures for asserting these rights set forth in the DGCL. However, appraisal rights are not available if, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, the shares were listed on a national securities exchange or held of record by more than 2000 holders, unless the holders thereof are required by the terms of an agreement of merger of consolidation to accept for such stock anything except (i) shares of stock of the corporation surviving the merger or consolidation, or depository receipts in respect thereof, (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2000 holders, (iii) cash in lieu of fractional shares or fractional depository receipts described above, or (iv) any combination of such shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts.

        Pursuant to the DGCL, appraisal rights generally are not available in a merger of two corporations where one of the corporations owns at least 90% of the outstanding stock of the other corporation. Because the Company owns 100% of the outstanding stock of Osiris Maryland, the stockholders of the Company are not entitled to appraisal rights in connection with the Merger.

  Osiris Maryland

        The MGCL provides that, unless the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above, a stockholder who otherwise has the right to demand and receive payment of the fair value of the stockholder's stock from the successor may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

  •
  except as provided below, any shares of the class or series of the stock are listed on a national securities exchange (i) with respect to a merger of a 90% or more owned subsidiary with or into its parent corporation, on the date notice of such merger is given or waived under the MGCL, or (ii) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

  •
  the stock is that of the successor in a merger unless (i) the merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so, or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

  •
  the stock is not entitled (other than solely because of the provisions of the MGCL with respect to a merger of a 90% or more owned subsidiary with or into its parent corporation) to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

  •
  the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under the MGCL; or

  •
  the stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

        With respect to a merger, consolidation or share exchange, a stockholder of a Maryland corporation who otherwise would be bound by the terms of a transaction under the exception described in the first bullet point in the immediately preceding paragraph may demand the fair value of the stockholder's stock if:

  •
  in the transaction, stock of the corporation is required to be converted into or exchanged for anything of value except (i) stock of the corporation surviving or resulting from the merger, consolidation or share exchange, stock of any other corporation or depositary receipts for any such stock, (ii) cash in lieu of fractional shares of stock or fractional depositary receipts described above, or (iii) any combination of the stock, depositary receipts and cash in lieu of fractional shares or fractional depositary receipts described above;

  •
  the directors and executive officers of the corporation were the beneficial owners, in the aggregate, of 5% or more of the outstanding voting stock of the corporation at any time within the one-year period ending on the day the stockholders voted on the transaction objected to or, with respect to a merger of a 90% or more owned subsidiary with or into its parent corporation, the effective date of the merger; and

  •
  unless the stock is held in accordance with a compensatory plan or arrangement approved by the board of directors of the corporation and the treatment of the stock in the transaction is approved by the board of directors of the corporation, any stock held by persons described in the immediately preceding bullet point, as part of or in connection with the transaction and with the one-year period described in such bullet point, will be or was converted into or exchanged for stock of a person, or an affiliate of a person, who is a party to the transaction on terms that are not available to all holders of stock of the same class or series.

  Inspection of Books and Records

  The Company

        The DGCL provides that any stockholder of record, regardless of the number of shares held and how long he or she has held the shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he or she has a proper purpose for doing so and satisfies certain procedural requirements.

  Osiris Maryland

        The MGCL provides that any stockholder, on written request, may inspect and copy during usual business hours the corporation's bylaws, minutes of the proceedings of stockholders, annual statements of affairs and any voting trust agreements deposited with the corporation at the corporation's principal office. Additionally, one or more persons who together are, and for at least six months have been, stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may (i) inspect and copy during usual business hours the corporation's books of account and stock ledger, (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (iii) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's principal office in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

  Dissolution

        Under the DGCL, a Delaware corporation may be dissolved if (i) the board of directors, by resolution adopted by a majority of the entire board of directors at any meeting called for that purpose, deems such dissolution advisable and (ii) a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of a Delaware corporation may also be authorized without action by the board of directors if all stockholders entitled to vote thereon consent in writing.

        The MGCL permits the dissolution of a corporation if (i) the board of directors adopts by a majority vote of the entire board of directors a resolution which declares that dissolution is advisable and directs that the proposed dissolution be submitted for consideration at either an annual or special meeting of the stockholders, and (ii) the dissolution is approved by the affirmative vote of not less than two-thirds (unless the charter of the corporation provides for a lesser percentage) of all votes entitled to be cast on the matter. The Maryland Charter provides that the dissolution of Osiris Maryland must be approved by a majority of all the votes entitled to be cast on the matter.

        Under both the DGCL and the MGCL, generally if a deadlock of the directors precludes corporate action, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek a judicial dissolution. Under the DGCL, the Court of Chancery may appoint a custodian or receiver, while under the MGCL, a court of equity may grant a dissolution. Such action under the DGCL may be instituted by any stockholder. Under the MGCL, stockholders entitled to cast at least 25% of all the votes entitled to be cast in the election of directors may petition a court of equity to dissolve the corporation on the grounds set forth in the MGCL. However, under the MGCL any stockholder entitled to vote in the election of directors may petition a court of equity to dissolve the corporation if (i) the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors, or (ii) the acts of the directors or those in control of the corporation are illegal, oppressive or fraudulent.

  Certain Anti-Takeover Effects and Provisions

        The Delaware Certificate of Incorporation and the Delaware Bylaws contain a number of provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

  •
  classification of the board of directors, which prevents a majority of the incumbent directors from being replaced at a single annual stockholders' meeting;

  •
  authorization of the board of directors to issue shares of preferred stock generally without stockholder approval;

  •
  advance notice requirements for stockholder proposals and director nominations;

  •
  requirements that special meetings of stockholders may only be called by the chairman of the board of directors, upon request of stockholders holding at least 20% of the capital stock issued and outstanding, or upon a resolution adopted by, or an affirmative vote of, a majority of the board of directors;

  •
  not permitting cumulative voting in the election of directors; and

  •
  providing that stockholders may not act by written consent.

        The provisions of the type described in the first five bullet points in the immediately preceding paragraph are similar to those contained in the Maryland Charter and the Maryland Bylaws. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the DGCL, which imposes a three-year moratorium on certain business combinations with an "interested stockholder" unless one of three exceptions applies. The Board of Directors of Osiris Maryland has not exempted Osiris Maryland from the comparable business combination statute contained in the MGCL. See "Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Business Combinations with Certain Persons."

Through a provision in the Maryland Bylaws, Osiris Maryland has opted out of the Maryland control share acquisition statute (although Osiris Maryland could at any time become subject to the control share acquisition statute by amending the Maryland Bylaws to change the opt-out provision). See "Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Business Combinations with Certain Persons" and "Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Restrictions on Voting Rights."

        In addition, Subtitle 8 of Title 3 of the MGCL ("Subtitle 8") permits a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, and with at least three independent directors to elect to be subject to any or all of five provisions:

  •
  a classified board,

  •
  a two-thirds vote requirement to remove a director,

  •
  a requirement that the number of directors be fixed only by the vote of the directors,

  •
  a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred rather than until the next annual meeting of stockholders as would otherwise be the case, and

  •
  a majority requirement for the calling of a special meeting of stockholders.

        An eligible Maryland corporation, including Osiris Maryland upon consummation of the Merger, can elect into this statute by provision in its charter or bylaws or by a resolution of its board of directors, without stockholder approval. Furthermore, a Maryland corporation can elect to be subject to the above provisions regardless of any contrary provisions in the charter or bylaws. Pursuant to Subtitle 8, Osiris Maryland has elected, at such time as it becomes eligible to do so, in the Maryland Charter and the Maryland Bylaws to provide that vacancies on the Board of Directors of Osiris Maryland may be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. Through provisions in the Maryland Charter and the Maryland Bylaws unrelated to Subtitle 8, (i) Osiris Maryland has a classified board, and (ii) the number of directors may be fixed only by the vote of the directors.

        Anti-takeover provisions in the DGCL and MGCL and in the corporate governance structure of both the Company and Osiris Maryland could have the effect of discouraging an acquisition of the Company or Osiris Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the common stock of the Company or Osiris Maryland. These provisions may serve to make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the respective Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

Dissenting Stockholders' Rights of Appraisal

        Pursuant to Section 253 of the DGCL, appraisal rights are not available regarding mergers of two corporations if one of them owns at least 90% of the other's outstanding shares of each class of stock. Because the Company owns 100% of all outstanding shares of Osiris Maryland, no appraisal rights are available in connection with the Merger, the Merger Agreement or the Reincorporation Proposal.

Possible Disadvantages of the Reincorporation Proposal

        Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Charter, the Maryland Bylaws and the MGCL have not received extensive judicial interpretation by the Maryland courts. The DGCL is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. Nevertheless, the Company's Board of Directors believes that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.

Tax Consequences

        Under current federal income tax laws, the Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes (i) no gain or loss will be recognized by the stockholders of the Company as a result of their exchange of common stock of the Company for common stock of Osiris Maryland in the Merger, (ii) the basis for the common stock of Osiris Maryland received by the stockholders of the Company in exchange for common stock of the Company will be the same as the basis of the common stock of the Company exchanged therefor, and (iii) the holding period for the common stock of Osiris Maryland received by each stockholder of the Company in the Merger will include such stockholder's holding period for the common stock of the Company exchanged therefor, provided that the stockholder held such stock of the Company as a capital asset at the Effective Time. The Merger will have no federal income tax effect on the Company. Certain stockholders of the Company may be subject to special rules because of their particular federal income tax status and the federal income tax consequences of the Merger to such stockholders may accordingly differ from the ones of general application that are described above.

        State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

Vote Required; Board Recommendation

        Pursuant to the DGCL and the Delaware Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by stockholders of the Company will constitute approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the directors of Osiris Maryland in the classes as set forth under "Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Number and Classification of Directors" (assuming, in the case of the director nominees named in Proposal 1, those nominees are elected at the Annual Meeting), the assumption by Osiris Maryland, as the surviving corporation in the Merger, of the Company's employee benefit plans, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION PROPOSAL. SUBMITTED PROXIES WILL BE VOTED IN FAVOR OF SUCH REINCORPORATION PROPOSAL (INCLUSIVE OF THE MERGER AND ALL OTHER RELATED TRANSACTIONS) UNLESS A STOCKHOLDER INDICATES OTHERWISE WHEN SUBMITTING ITS PROXY.

 PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

        Our Board and management are committed to the quality, integrity and transparency of our financial reports. Independent auditors play an important part in our system of financial control. Our Audit Committee approved the decision to change our independent registered public accounting firm from Stegman & Company to Grant Thornton LLP as of April 17, 2009, and in accordance with the duties set forth in its written charter, the Audit Committee of our Board has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010. A representative of Grant Thornton LLP is expected to attend this year's Annual Meeting, to be available to respond to appropriate questions from stockholders, and have the opportunity to make a statement if he or she desires to do so. The Board of Directors of Osiris Maryland has similarly appointed Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ended December 31, 2010, following and assuming the effectiveness of the Merger.

        If the stockholders do not ratify the appointment of Grant Thornton LLP, the audit committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Grant Thornton LLP by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in the Company's best interests and the best interests of its stockholders.

        The Board proposes that the stockholders ratify the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2010, although such ratification is not required under Delaware law or our Amended and Restated Certificate of Incorporation or Amended and Restated By-Laws.

        Grant Thornton LLP has served as our independent registered public accounting firm since April 17, 2009 and audited our financial statements for the year ended December 31, 2009. The audit report of Grant Thornton LLP on the Company's financial statements as of and for the fiscal year ended December 31, 2009, did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

        Stegman & Company served as our independent registered public accounting firm until dismissal on April 17, 2009, and audited our financial statements for the years ended December 31, 2003 through 2008. The audit reports of Stegman & Company on the Company's financial statements, as of and for the fiscal years ended December 31, 2008 and December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

        The audit report of Grant Thornton LLP on the effectiveness of internal control over financial reporting as of December 31, 2009, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Stegman & Company on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the fiscal year ended December 31, 2009: (1) the Company had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its report; and (2) there have been no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

        During the fiscal years ended December 31, 2008 and December 31, 2007, and the interim period through April 17, 2009: (1) the Company had no disagreements with Stegman & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman & Company, would have caused Stegman & Company to make reference to the subject matter of the disagreement in connection with its report; and (2) there have been no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

        During the fiscal years ended December 31, 2008 and December 31, 2007, and the interim period through April 17, 2009, the Company did not consult with Grant Thornton LLP regarding: (1) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter or reportable event set forth in Item 304(a)(1)(iv) or (v) of Regulation S-K.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, AND SUBMITTED PROXIES WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE WHEN SUBMITTING ITS PROXY.

 STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

        In order to be eligible for inclusion in our proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the offices of Osiris Therapeutics, Inc. at 7015 Albert Einstein Drive, Columbia, Maryland 21046, no later than December     , 2010. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

        Our By-Laws require (and assuming consummation of the Merger, the Bylaws of Osiris Maryland will require) advance notice of business to be brought before a stockholders meeting, including nominations of persons for election as directors. Generally, under both the Delaware By-laws and the Maryland By-laws, to be timely, notice must be received by our Corporate Secretary no later than ninety (90) days prior to the day we released our proxy statement in connection with our previous year's annual meeting (or one hundred twenty (120) days if the business is to be included in our proxy statement, or in the case of stockholder nominations for election of directors); provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from the date of the prior year's annual meeting, notice by the stockholder, to be timely, must be so delivered no later than ninety (90) days prior to the newly announced date that we will mail our proxy statement. Any such notice must include information specified in our By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder's ownership of our stock.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 9, 2010 for (a) the executive officers named in the Summary Compensation Table on page 43 of this proxy statement, (b) each of our executive officers and directors and director nominees, (c) all of our current (and, as applicable former) directors and executive officers as a group and (d) each stockholder that we know to be the beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 9, 2010 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on [32,775,331] shares of common stock outstanding on April 9, 2010.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class(10)
Executive Officers and Directors(1)
Gregory H. Barnhill	17,421	—
Harry E. Carmitchel, Jr.(2)	70,000	—
Lode Debrabandere(3)	46,250	—
Peter Friedli(4)	15,253,470	44.4%
Felix Gutzwiller	53,000	—
Richard W. Hunt(5)	—	—
Philip R. Jacoby, Jr.(6)	21,250	—
C. Randal Mills(7)	533,267	1.6%
Jay M. Moyes	7,500	—
Michelle LeRoux Williams(8)	45,020	—
All directors and executive officers as a group (10 persons)	15,977,178	46.6%
Other 5% Stockholders
Venturetec, Inc.	4,153,301	12.1%
c/o Osiris Therapeutics, Inc.
7015 Albert Einstein Drive
Columbia, Maryland 21046
Thomas Schmidheiny(9)	3,053,267	8.9%
Zurcherstrasse 156
8645 Jona Switzerland
BIH SA	2,658,113	7.8%
3 Faubourg de'Hopital
2000 Neuchatel, Switzerland

(1)
Mailing address for all directors and officers is c/o Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046.

(2)
Mr. Carmitchel served as our Chief Operating Officer from September 1, 2004 until his retirement on July 15, 2009.

(3)
Includes 46,250 shares issuable upon exercise of options.

(4)
Includes 10,096,794 shares owned directly by Mr. Friedli; 1,000,000 shares issuable upon the exercise of outstanding warrants, assuming the warrants are exercised in full for cash; 2,750 shares owned by Mr. Friedli's spouse; 625 shares owned by Mr. Friedli's mother; and 4,153,301 shares owned by Venturetec, Inc. Mr. Friedli is President of Venturetec, Inc.

(5)
Mr. Hunt's employment commenced on July 23, 2008 and terminated on September 8, 2009.

(6)
Includes 8,750 shares owned directly by Mr. Jacoby and 12,750 shares issuable upon the exercise of options.

(7)
Includes 122,500 shares owned directly by Dr. Mills; 2,500 shares owned in custodial accounts where Dr. Mills is the custodian; and 408,267 shares issuable upon the exercise of options.

(8)
Includes 45,020 shares issuable upon exercise of options.

(9)
Includes 395,154 shares owned directly by Mr. Schmidheiny and 2,658,113 shares owned by BIH SA. Mr. Schmidheiny is the Chairman and controlling shareholder of BIH SA.

(10)
Percentage not provided if less than 1%.

MANAGEMENT—Information About the Board of Directors and Committees / Corporate Governance

Board of Directors

        Our Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors (the "Board"). Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term and until their respective successors are duly elected and qualified.

        The members of our Board, as well as their respective committee memberships are as follows:

			Committee Membership
Name	Age	Positions	Audit	Compensation
Peter Friedli	56	Chairman of the Board of Directors
C. Randal Mills, Ph.D.	38	President & Chief Executive Officer
Felix Gutzwiller, M.D., Dr.P.H.	62	Chairman, Compensation Committee	X	X
Jay M. Moyes	56	Chairman, Audit Committee	X
Gregory H. Barnhill	56	Director	X	X

        Our Board currently consists of five members, classified into three classes as follows: Gregory H. Barnhill and Jay M. Moyes constitute a class with a term ending at this Annual Meeting (the "Class I directors"); C. Randal Mills, Ph.D., and Felix Gutzwiller, M.D., Dr.P.H. constitute a class with a term ending at the Annual Meeting of Stockholders in 2011 (the "Class II directors"); and Peter Friedli constitutes a class with a term ending at the Annual Meeting of Stockholders in 2012 (the "Class III director"). In each case, the directors remain in office notwithstanding the expiration of the otherwise applicable term, until their respective successors have been duly elected and qualified, or until their earlier death, resignation, retirement or removal.

        On March 12, 2010, our Board, upon the recommendation and with the approval of our independent directors determined to nominate Mr. Moyes and Mr. Barnhill for election at the Annual Meeting for a term of three years to serve until the 2013 Annual Meeting of Stockholders, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Assuming that Messrs. Moyes and Barnhill are re-elected at the Annual Meeting, they will continue, along with the other directors of the Company, as directors of Osiris Maryland following consummation of the Merger.

        Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, the officer positions held by them at Osiris, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships:

        Peter Friedli, age 56, is our Chairman of the Board and was co-founder of Osiris. Mr. Friedli has been a director of Osiris since January 1996, except for the period between February and June 2004. Since 1996, he has been a principal of the investment-banking firm Friedli Corporate Finance, Inc., a leading Swiss venture capital firm which has made significant investments in the biotechnology industry and has been the primary source of financing for Osiris. Mr. Friedli is also the President and a director of New Venturetec Ltd., a Swiss publicly traded investment company. Mr. Friedli has extensive experience as an independent investment manager in venture capital and has specialized in investments domiciled in the United States in the areas of biotechnology and technology. Previously, he worked in the field of international management consulting for service and industrial companies in Europe and the United States. Mr. Friedli is a director of Invenda, Inc., a publicly traded provider of interactive database marketing technologies and services. He also serves as a director in certain private companies. Mr. Friedli's business experience and service on the boards of other companies and organizations, and particularly his longtime commitment to Osiris and extensive experience in finance, enable him to contribute extensively to the work of the Osiris board.

        C. Randal Mills, Ph.D., age 38, is our President and Chief Executive Officer and joined us in this capacity in July 2004. Dr. Mills has also been a member of our Board since July 2004. Prior to joining Osiris, Dr. Mills was an executive officer of Regeneration Technologies, Inc. ("RTI") (NASDAQ—RTIX). Dr. Mills served in several leadership positions at RTI from its formation in 1998 until 2004, including Vice President of Business Development and Vice President of Operations and R&D. Prior to RTI, Dr. Mills was a member of the founding management team of the University of Florida Tissue Bank, Inc., the predecessor company to RTI. Dr. Mills received a bachelor's degree in microbiology and cell science and a Ph.D. in drug development, both from the University of Florida. Dr. Mills' leadership and management experience, as well as his day-to-day service as Chief Executive Officer and technical expertise, make him a valued member of the Osiris board.

        Felix Gutzwiller, M.D., Dr.P.H., age 62, has been a member of our Board since 2003, and is Professor and Chairman of the Department of Public Health of the University of Zurich Medical School. Dr. Gutzwiller is also an elected member of the Swiss Parliament. Dr. Gutzwiller received a medical degree from the University of Basel in 1974 and did his post-graduate training at both Harvard University and Johns Hopkins University. He received his Dr.P.H. from the Johns Hopkins University School of Hygiene and Public Health in 1980. Dr. Gutzwiller has received many honors and awards over the years in the health profession. Dr. Gutzwiller has served on the board of Siegfried AG, a Swiss public company, since 1999 and is the chairing member of the Products and Markets committee. Dr. Gutzwiller's extensive experience across the full spectrum of the health sciences field is of significant value to the Osiris board. Dr. Gutzwiller makes important contributions as chairman of the Compensation Committee, including its evaluation of the performance and compensation of Osiris's management team.

        Jay M. Moyes, age 56, has been a member of our Board since the completion of our initial public offering in August 2006. From May 2008 through July 2009, Mr. Moyes served as the Chief Financial Officer of XDx, Inc. Prior to that, Mr. Moyes has served as the Chief Financial Officer of Myriad Genetics, Inc. from June 1996 until his retirement in November 2007, and served as Myriad's Vice President of Finance from July 1993 until July 2005. From 1991 to 1993, Mr. Moyes served as Vice President of Finance and Chief Financial Officer of Genmark, Inc. Mr. Moyes held various positions with the accounting firm of KPMG LLP from 1979 through 1991, most recently as a Senior Manager. He holds an M.B.A. degree from the University of Utah, a B.A. degree in economics from Weber State University, and is formerly a Certified Public Accountant. Mr. Moyes has also served as a member of the Board of Trustees of the Utah Life Science Association from 1999 through 2006. Mr. Moyes' extensive background in finance and accounting in the context of life sciences industry enables him to make significant contributions to the Board in general, and particularly to the Audit Committee.

        Gregory H. Barnhill, age 56, has been a member of our Board since the completion of our initial public offering in August 2006. Mr. Barnhill has served as a Partner and Member of the board of directors of Brown Advisory Securities, LLC since 2003. Mr. Barnhill has been a member of the board of PURE Biosciences since 2001 and is a member of both its audit and compensation committees. He is also a member of numerous philanthropic boards. From 1975 to 2003, Mr. Barnhill held various positions with Deutsche Bank Securities, Inc., most recently as Managing Director and Regional Manager, North American Equity Sales. He holds a B.A. degree in economics from Brown University. Mr. Barnhill holds NYSE/NASD licenses series 7, 63, 9 and 10 as well as life, health and variable annuities insurance licenses. Through his leadership as part of various philanthropic and corporate boards, as well as his business experience, Mr. Barnhill is a valued member of the Board, has extensive experience in the securities industry, and makes important contributions to the work of the Audit Committee and Compensation Committee.

        Our Board has determined that the following members of the Board qualify as "independent" under the definition promulgated by The NASDAQ Stock Market, Inc: Messrs. Moyes and Barnhill, and Dr. Gutzwiller. Furthermore, our Board has determined that none of the members of the two standing committees of the Board has any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), and therefore, each committee is "independent" within the meaning of our independence standards.

Board Leadership Structure

        Our Corporate Governance Principles, which can be found on the Investor Relations—Corporate Governance section of our website at http://investor.osiris.com/documents.cfm, describe our policies concerning, among other things, the role of the Board and management, proper Board functions, independence, and committee matters. The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board has the authority to choose its Chairman in any way it deems best for us at any given point in time. Accordingly, our Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in our best interest. At this time, our Board has determined that separation of these roles most appropriately suits us. Mr. Friedli is uniquely qualified to serve as our Chairman given his historical leadership of our Board, his long history with us, and his skills and experience in the biotechnology industry and in matters of corporate finance. Further, our Board believes that this division of roles allows Mr. Mills to focus more of his efforts toward the management of our business. Our Board believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board's structure to best address our circumstances as and when appropriate.

Board's Role in Risk Oversight

        At the direction of our Board of Directors, we have instituted an enterprise-wide risk management system to assess, monitor and mitigate risks that arise in the course of our business. The Board has determined that the Board of Directors as a whole, and not a separate committee, will oversee the Company's risk management process. Each of our Board Committees has historically focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. Our Audit Committee is primarily responsible to the Board in the planning, assessment and reporting of our risk profile. At this stage in the implementation of our risk management system, the Board reviews the status of the implementation of the process and findings at every regularly scheduled Board meeting.

 Committees of the Board of Directors and Meetings

        As described below, our Board has an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee, but all nominations of directors require approval by a majority of our independent directors as described under "—Director Nominations."

        Meeting Attendance.    During the year ended December 31, 2009, there were four meetings of the Board, and the various committees of the Board met a total of five times. During 2009, no then-incumbent director attended fewer than 75% of the total number of meetings of the Board and committees on which the director served. We do not have a policy on director attendance at Annual Meetings, but all of our directors are invited and encouraged to attend Annual Meetings. Two directors attended last year's annual meeting.

        Audit Committee.    Our Audit Committee met four times during 2009. This committee currently has three members, Mr. Moyes (Chairman), Dr. Gutzwiller and Mr. Barnhill. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the NASDAQ Marketplace Rules; as such standards apply specifically to members of audit committees. The Board has determined that Mr. Moyes is an "audit committee financial expert," as defined by the rules and regulations of the Securities and Exchange Commission. None of the members of the Audit Committee have participated in the preparation of any of our financial statements at any time during the last three fiscal years. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

        Compensation Committee.    Our Compensation Committee met one time during 2009. This committee currently has two members, Dr. Gutzwiller (Chairman) and Mr. Barnhill. Our Compensation Committee administers our stock plans and reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is also responsible for recommending to the independent members of our Board the compensation of our Chief Executive Officer and our other officers, and conducts its decision-making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as "independent" under the definition promulgated by the NASDAQ Marketplace Rules. Please also see the report of the Compensation Committee set forth on page 42 of this proxy statement.

        The foregoing summary of our corporate governance policies is qualified in its entirety and subject to the terms of such policies as modified by the Board from time to time. The following corporate governance documents are publicly available on the Investor Relations—Corporate Governance section of our website at http://investor.osiris.com/documents.cfm:

  •
  Corporate Governance Principles

  •
  Corporate Code of Conduct

  •
  Audit Committee Charter

  •
  Compensation Committee Charter

  •
  Code of Business Conduct and Ethics for Members of the Board of Directors and Executive Officers

  •
  Insider Trading Policy

        Compensation Committee Interlocks and Insider Participation.    During 2009, our Compensation Committee consisted of two members, Dr. Gutzwiller (Chairman) and Mr. Barnhill. None of our executive officers, officers (current or former) or employees is a member of the Compensation Committee, nor do any of our executive officers serve as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Director Nominations

        We do not have a formally constituted nominating committee. Instead, Corporate Governance Principles adopted by our Board of Directors on July 19, 2006 provide for the nomination of persons to serve on our Board upon the approval of a majority of our independent directors. The qualifications of recommended candidates will be also be reviewed and approved by the full Board. Our Board, through the adoption of the Corporate Governance Principles, has indicated its preference for this approach, which allows all of our Board members to contribute more readily to the nomination process. Stockholders may recommend director candidates for inclusion by the Board in the slate of nominees recommended to stockholders for election as described below.

        The process followed by our Board and independent directors to identify and evaluate potential candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by independent directors and the Board. In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, the Board and the independent directors apply the standards established for service on the Board in the Corporate Governance Principles, as follows: directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders; they must also have an inquisitive and objective perspective, practical wisdom and mature judgment; the selection of director nominees should further an objective of having a board representing diverse experience at policy-making levels in business, government, education and technology, and in areas that are relevant to our global activities; directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time; and directors should offer their resignation in the event of any significant changes in their personal circumstances, including a change in their principal job responsibilities. The Board does not believe that arbitrary term limits on directors' service are appropriate, nor does it believe that directors should expect to be re-nominated annually. The Board and the independent directors do not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Although we do not have a specific policy with respect to the nomination of directors by stockholders, nominations made by stockholders will be considered. We believe that it is not necessary to have a policy for director nominations by stockholders because the Board, including the independent directors, is able to effectively locate and evaluate potential candidates for nomination to the Board due to the directors' intimate knowledge of our business and the life science industry. Stockholders may communicate directly with the Board by written communication as described below.

        The Board does not have a specific policy with regard to the consideration of diversity in identifying director nominees, although our Board's policies on director qualifications emphasize the Company's commitment to diversity at the Board level—diversity not only of sex, sexual orientation, race, religion or national origin, but also diversity of experience, expertise and training. As a company, we are committed to creating and sustaining a culture of inclusion and fairness. We believe diversity is important to our success in many ways, including the recruitment and retention of top talent.

 Stockholder Communications to the Board

        Generally, stockholders who have questions or concerns should contact our Investor Relations department at (443) 545-1800. However, any stockholders who wish to address questions regarding our business directly to the Board, or any individual director, may do so by sending a written communication addressed to: Corporate Secretary, 7015 Albert Einstein Drive, Columbia, Maryland 21046. All such communications will be compiled by the Corporate Secretary and submitted to the Board or the individual director so designated on a periodic basis. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward items if they are deemed of a commercial, irrelevant or frivolous nature or otherwise inappropriate for consideration by the Board. These screening procedures are designed to assist the Board in reviewing and responding to stockholder communications in an appropriate manner. All communications directed to the Audit Committee in accordance with the procedures set forth in this paragraph that relate to questionable accounting or auditing matters will be forwarded promptly and directly to the Chairman (or another member) of the Audit Committee.

Compensation of Directors

        All directors are reimbursed for their out-of-pocket expenses incurred in attending meetings. Each director who is not an employee is eligible to receive compensation from us for his or her services as a member of our Board or any of its standing committees. Director compensation is determined by the Compensation Committee, subject sometimes to approval by the Board as a whole. In determining compensation for directors, the Compensation Committee's decision is generally guided by three goals: compensation should fairly pay the directors for work required of directors of a company of our size and scope; compensation should align directors' interests with the long-term interests of stockholders; and the structure of the compensation should be simple, transparent and easy for stockholders to understand. Consistent with these goals, in 2009, our non-employee directors received a retainer in the form of an award of 2,500 shares of our common stock plus an additional common stock award for up to 7,500 shares based on Board participation and performance. Directors were provided the option to receive all or a portion of their award in cash or shares.

        The following table summarizes compensation paid to our non-employee directors during 2009.

Director Compensation

Name	Fees Earned or Paid in Cash($)	Stock Awards($)(1)	Option Awards($)	All Other Compensation($)	Total($)
Gregory Barnhill	—	93,000	—	—	93,000
Peter Friedli	—	186,000	—	—	186,000
Felix Gutzwiller	57,900	65,100	—	—	123,000
Jay Moyes	37,200	55,800	—	—	93,000

(1)
Reflects the grant of awards in February 2009 under our Amended & Restated 2006 Omnibus Plan for 10,000 shares of common stock to Mr. Friedli, 6,613 shares of common stock to Dr. Felix Gutzwiller ($57,900 of which was paid in cash) and 5,000 shares of common stock to Messrs. Barnhill and Moyes ($37,200 of which was paid in cash to Mr. Moyes) for their service on our Board in 2008. The fair value of these shares at the time of grant was $18.60 per share and the directors were provided the option of receiving their award in shares, cash or a combination of cash and shares.

        Options granted during 2009 to any named executive officers serving on the Board are reported under "Executive Compensation—Option Grants in Last Fiscal Year.

 Executive Officers

        The following discussion sets forth certain information regarding our executive officers, with the exception of C. Randal Mills, Ph.D., whose information is set forth above under "Management—Board of Directors."

Name	Age	Positions	Employment Date
C. Randal Mills, Ph.D.	38	President and Chief Executive Officer	July 2004
Philip R. Jacoby, Jr.	57	Chief Financial Officer	October 2005
Lode Debrabandere, Ph.D.	45	Senior Vice President, Therapeutics	July 2006
Michelle LeRoux Williams, Ph.D.	35	Chief Scientific Officer	October 2001

        Philip R. Jacoby, Jr., age 57, is our Chief Financial Officer (since July 2009) and Corporate Secretary and joined us in a consulting capacity in April 2005 and became our employee in October 2005. Mr. Jacoby previously served as our Vice President of Finance, Corporate Controller and Chief Accounting Officer. From 1999 to 2004, Mr. Jacoby served as Vice President and Corporate Controller for FTI Consulting, Inc., a global business financial and economic consulting firm. Mr. Jacoby began his career with Arthur Andersen & Co. and earned his undergraduate degree in business and public administration from the University of Maryland.

        Lode Debrabandere, age 45, is our Senior Vice President, Therapeutics and joined us in July 2006. Prior to joining us, Dr. Debrabandere served for over four years with Bristol-Myers Squibb as Vice President for Strategic Marketing for Neuroscience and Infectious Diseases. Prior to that, Dr. Debrabandere led the Marketing department of UCB Pharma Inc., focusing in the areas of allergy/respiratory and neurology and before that held various positions in the Research and Development Department at UCB Pharma, including the management of clinical development activities in the U.S., Europe, and Japan. Dr. Debrabandere earned an M.B.A., a Ph.D. in pharmaceutical sciences, toxicology, and a Pharm. D. degree in pharmaceutical sciences, all from the University of Leuven, Belgium.

        Michelle LeRoux Williams, Ph.D., age 35, is our Chief Scientific Officer and joined us in October 2001. Dr. Williams previously served as our Director of Orthopedics and in that role was responsible for the development of Osteocel from initial concept through market launch. Prior to joining us, Dr. Williams completed an NIH postdoctoral fellowship in tissue engineering at Columbia University, evaluating cellular constructs for the repair and regeneration of cartilage in arthritis patients. Dr. Williams earned a bachelor's degree in mechanical engineering from Rice University and a Ph.D. in biomedical engineering from Duke University.

Codes of Conduct and Ethics

        We have adopted a Corporate Code of Conduct that applies to all of our employees, including our chief executive officer and chief financial and accounting officers, and every member of our Board. We have also adopted a Code of Business Conduct and Ethics for Members of the Board of Directors and Executive Officers. Copies of these documents are publicly available on the Investors Relations—Corporate Governance section of our website at http://investor.osiris.com/documents.cfm. Disclosure regarding any amendments to, or waivers from, provisions of our Corporate Code of Conduct or our Code of Business Conduct and Ethics for Members of the Board of Directors and Executive Officers that apply to our directors and principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market, Inc.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

        The Compensation Committee of the Board is composed entirely of independent directors as such term is defined by the rules of The NASDAQ Stock Market, Inc. The Compensation Committee, which consists of Dr. Felix Gutzwiller (Chairman) and Mr. Gregory Barnhill, is responsible for establishing and administering our executive compensation policies. This Compensation Discussion and Analysis addresses the material elements of compensation of our named executive officers.

General Compensation Policy

        The objectives of our executive compensation programs are to:

  •
  Provide a competitive compensation package that will attract and retain superior talent and reward performance.

  •
  Support the achievement of desired company performance.

  •
  Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of common stock, thereby encouraging the achievement of superior results over an extended period.

        The executive compensation programs are designed to promote the attraction, performance and retention of executives. The Compensation Committee reviews the allocation of compensation components regularly to help ensure alignment with strategic and operating goals, competitive market practices and legislative changes. The Compensation Committee does not apply a specific formula to determine the allocation between cash and non cash forms of compensation. Certain compensation components, such as base salaries, benefits and perquisites, are intended primarily to attract and retain qualified executives. Other compensation elements, such as annual and long-term incentive opportunities, are designed to motivate and reward performance. The annual incentive motivates named executive officers to achieve specific operating objectives for the fiscal year. Long-term incentives are intended to reward long-term Company performance and achievement of specific financial goals and to strongly align named executive officers' interest with those of stockholders.

Elements of Executive Officer Compensation

        Our executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on overall company performance and the achievement of management objectives; and (iii) long-term incentive compensation in the form of periodic stock option or share equity grants, with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

        The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with us to attract and retain employees.

        In considering compensation of executives, one of the factors the Compensation Committee takes into account is the anticipated tax treatment of various components of compensation. We do not believe Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which generally disallows a tax deduction for certain compensation in excess of $1 million to any of our named executive officers, will have a material effect on us. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee's present policy to consider measures to preserve the full deductibility of executive compensation, to the extent consistent with its other compensation objectives.

Risk Considerations in Compensation Decisions

        The Compensation Committee believes that payment for performance is an important part of its compensation philosophy, but recognizes the risk that incentivizing specific measures of performance may pose to the performance of Osiris as a whole if personnel were to act in ways designed primarily to maximize their compensation. Therefore the Compensation Committee annually reviews several factors in establishing compensation programs, setting compensation levels and selecting target measures for variable compensation programs: the relative values of base salaries, annual cash bonuses and long-term equity grants for employees; the mix of incentive target performance measures; the relative weighting of target performance measures; the impact of these performance measures on Osiris's financial results, the likelihood that achievement of performance metrics could have material adverse impacts on financial performance in succeeding fiscal periods; the extent to which performance measures are not directly reflected in audited financial statements; and the balance between the achievement of short-term objectives and longer-term value creation. The Committee will continue to assess our executive management programs to align employee interests with those of long-term stockholder interests.

Management's Role in Determining Executive Compensation

        The Compensation Committee approves the final determination of compensation for all the executive officers. Our Chief Executive Officer provides our Compensation Committee with recommendations regarding compensation for the other named executive officers. Our Compensation Committee reviews such recommendations and approves annual compensation for named executive officers, consisting of base salary and any annual cash incentive (discussed below), on an annual basis. Our Compensation Committee may request additional information and analysis and ultimately determines in its discretion, based on its own analysis and judgment and the recommendations of the Chief Executive Officer, whether to approve any recommended changes in compensation.

Base Salary

        The Compensation Committee reviews base salary levels for our executive officers on an annual basis. Base salaries are set competitively relative to companies in the biotechnology industry and other comparable companies. In determining salaries, the Compensation Committee also takes into consideration individual experience and performance, and seeks to compare the salaries paid by companies similar in size and stage of development. Within this comparison group, we seek to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to their company. In setting base salaries, the Compensation Committee also takes into account the intense level of competition among biotechnology companies to attract talented personnel.

        Our goal is to pay each named executive officer a base salary sufficient to remain competitive in the market. On March 12, 2010, the Compensation Committee of the Board approved the 2010 annual base salaries for each of the named executive officers, effective February 1, 2010 as follows:

	Name and Position(s)	2010 Base Salary	2009 Base Salary
C. Randal Mills	President & Chief Executive Officer	$470,000	$450,000
Philip R. Jacoby, Jr.	Chief Financial Officer	180,000	170,000
Lode Debrabandere	Senior Vice President, Therapeutics	275,000	262,000
Michelle LeRoux Williams	Chief Scientific Officer	255,000	240,000

        The 2010 base salaries for Dr. Mills, Mr. Jacoby, and Drs. Debrabandere and Williams are consistent with the range of salaries received by their respective counterparts in companies in the biotechnology industry and other comparable companies.

Annual Incentive Bonuses

        Bonuses for executive officers are discretionary and are awarded on an annual basis by the Compensation Committee after fiscal year end. Bonus amounts are determined based upon overall company performance, together with a subjective review of the individual executive officer's performance over the past fiscal year and achievement of management objectives or goals related to the executive officer's areas of responsibility. The Compensation Committee believes Dr. Mills has managed Osiris well in a challenging business climate and has continued to move it towards its long-term objectives. Consistent with this assessment, Dr. Mills was awarded a bonus of $160,000 for the year ending December 31, 2009. The range of bonuses paid for our named executive officers on the basis of 2009 performance was $18,000 to $160,000.

Exercise of Discretion in Executive Compensation Decisions

        Subject to the terms of any binding agreements that provide otherwise, the Compensation Committee has complete discretion to withhold payment pursuant to any of our incentive compensation plans irrespective of whether we or our executive officers have successfully met the goals set under these plans. The Compensation Committee also typically has the authority to grant payment under any of the plans despite the non-attainment by us or our executive officers of the pre-established goals. For 2009, the Compensation Committee did not exercise such discretion in the payment of awards to our executive officers.

Long-term Incentive Compensation

        Long-term incentive compensation, including stock options, allows the executive officers to share in any appreciation in the value of our common stock. The Compensation Committee believes that stock option participation aligns executive officers' interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the biotechnology industry, as well as a broader group of companies of comparable size and complexity. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant.

  •
  We granted stock options to Dr. Mills to purchase 50,000 shares at the exercise price of $18.60 per share in 2009, 100,000 shares at the exercise price of $12.01 per share in 2008 and 100,000 shares at the exercise price of $23.62 per share in 2007.

  •
  We granted stock options to Mr. Jacoby to purchase 10,000 shares at the exercise price of $18.60 per share in 2009 and 10,000 shares at the exercise price of $17.10 per share in 2008 upon his appointment as an executive officer.

  •
  We granted stock options to Dr. Debrabandere to purchase 35,000 shares at the exercise price of $18.60 per share in 2009, 15,000 shares at the exercise price of $12.01 in 2008 and 15,000 shares at the exercise price of $23.62 in 2007.

  •
  We granted stock options to Dr. Williams to purchase 25,000 shares at the exercise price of $18.60 per share in 2009, 20,000 shares at the exercise price of $12.01 in 2008 and 20,000 shares at the exercise price of $14.19 in 2007 upon her appointment as an executive officer.

        These option awards are designed to align the interests of the named executive officers with those of Osiris' stockholders with respect to short-term operating results and long-term increases in the price of Osiris' stock, and are consistent with the goals of our long-term incentive compensation program as a whole.

Executive Benefits and Perquisites

        Our executive compensation program remains relatively free of executive benefits and perquisites. Generally, benefits and perquisites available to executive officers are available to all employees on similar terms and include health and welfare benefits, paid time-off, etc.

        We do not provide our executive officers separate dining or other facilities, company cars, club dues, or other similar perquisites. We-provide air travel for executive officers for business purposes only. Our health care, insurance, 401(k) plan, and other welfare and employee-benefit programs are the same for all eligible employees, including the named executive officers. In certain situations, we provide our named executive officers with expense reimbursement relating to relocation.

        We provide the above-described executive benefits and perquisites in order to attract and retain our named executive officers by offering compensation opportunities that are competitive with those offered by similarly situated public companies. However, such executive benefits and perquisites represent a relatively small portion of their total compensation. The value of benefits and perquisites provided are presented in the "All Other Compensation" column (and described in the related footnotes) of the Summary Compensation Table.

Retirement/Post-Employment Benefits.

        The Company does not provide any retirement programs, pension benefits or deferred compensation plans to its named executive officers other than its 401(k) plan, which is available to all employees. The Company has not made any contributions to the 401(k) plan since its inception.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Members:
Felix Gutzwiller, M.D., Dr.P.H., Chairman Gregory Barnhill

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Osiris specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934, and shall not be deemed soliciting material.

Summary Compensation Table

        The following table shows the total compensation paid or accrued during 2009, 2008 and 2007 to our Chief Executive Officer, our Chief Financial Officer, our former Chief Financial Officer, our former Chief Operating Officer, and our two next most highly compensated executive officers who earned more than $100,000 during 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
C. Randal Mills	2009	445,441	160,000	—	368,550	—	—	—	973,991
President and Chief	2008	423,829	265,000	—	594,972	—	—	—	1,283,801
Executive Officer	2007	394,167	90,000	—	1,048,572	—	—	—	1,532,739
Harry E. Carmitchel	2009	89,214	—	—	—	—	—	—	89,214
Former Chief Operating	2008	180,260	30,000	—	118,994	—	—	—	329,254
Officer(3)	2007	173,542	60,000	—	75,487	—	—	—	309,029
Richard W. Hunt	2009	231,289	—	—	110,565	—	—	—	341,854
Former Chief Financial	2008	120,218	35,000	—	879,984	—	—	—	1,035,202
Officer(4)	2007	—	—	—	—	—	—	—	—
Lode Debrabandere	2009	259,272	45,000	—	257,985	—	—	—	562,257
Senior Vice President,	2008	239,907	75,000	—	89,246	—	—	—	404,153
Therapeutics	2007	229,583	40,000	—	167,408	—	—	—	436,991
Michelle LeRoux Williams	2009	234,139	45,000	—	184,275	—	—	—	463,414
Chief Scientific Officer	2008	220,005	75,000	—	118,994	—	—	—	413,999
	2007	146,667	60,000	—	123,984	—	—	—	330,651
Philip R. Jacoby, Jr.	2009	165,462	18,000	—	73,710	—	—	—	257,172
Chief Financial Officer	2008	153,374	30,000	—	80,968	—	—	—	264,342
	2007	131,792	10,000	—	47,401	—	—	—	189,193

(1)
Represents bonus payments that were paid in March 2010 on account of named executive officer performance in 2009, and bonus payments made in 2009 on account of named executive officer performance in 2008 and bonus payments made in 2008 on account of named executive officer performance in 2007, as applicable.

(2)
These amounts reflect the non-cash aggregate grant date fair value of these awards computed in accordance with FASB ASC Topic 718 "Stock Compensation," which includes the effect of estimated forfeitures. The assumptions and methodologies used to calculate the amounts reported in Columns (e) and (f) are discussed in Note 6 (Share-Based Compensations) to the Company's Financial Statements in its 2009 Annual Report filed on Form 10-K with the Securities and Exchange Commission (or, in the case of grants made prior to 2009, the corresponding footnote in the Company's Form 10-K for the applicable year). Under generally accepted accounting principles, compensation expense with respect to stock awards and option awards granted to our employees is generally recognized over the vesting periods applicable to the awards. The Securities and Exchange Commission's disclosure rules previously required that we present stock award and option award information for 2008 and 2007 based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year we could recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, the recent changes in the Securities and Exchange Commission disclosure rules require that we now present the stock award and option award amounts in the applicable columns of the table above with respect to 2008 and 2007 on a similar basis as the 2009 presentation using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest). Since this requirement differs from the Securities and Exchange Commission's past disclosure rules, the amounts reported in the table above for stock award and option awards in 2008 and 2007 differ from the amounts previously reported in our Summary Compensation Table for these years. As a result, to the extent applicable, each named executive officer's total compensation amounts for 2008 and 2007 also differ from the amounts previously reported in our Summary Compensation Table for these years.

(3)
Mr. Carmitchel retired on July 15, 2009.

(4)
Mr. Hunt's employment commenced on July 23, 2008 and terminated on September 8, 2009. The stock options awarded to Mr. Hunt in 2009 and 2008 were all forfeited within 90-days of the termination of his employment.

 Grants of Plan-Based Awards

        The following table provides information on equity awards granted in 2009 to each of our named executive officers:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
C. Randal Mills	2/23/2009	50,000	(1)	$18.60	368,550
Harry E. Carmitchel(2)	—	—		—	—
Richard W. Hunt(3)	2/23/2009	15,000	(1)	18.60	110,565
Lode Debrabandere	2/23/2009	35,000	(1)	18.60	257,985
Michelle LeRoux Williams	2/23/2009	25,000	(1)	18.60	184,275
Philip R. Jacoby, Jr.	2/23/2009	10,000	(1)	18.60	73,710

(1)
Represents stock options awarded by the Board of Directors, which vest in equal installments on the first, second, third and fourth anniversary of the award date.

(2)
Mr. Carmitchel retired on July 15, 2009.

(3)
Mr. Hunt's employment commenced on July 23, 2008 and terminated on September 8, 2009. The stock options awarded Mr. Hunt in 2009 were all forfeited following the termination of his employment.

Equity Compensation Plan Information

        We have two equity compensation plans: (1) the Amended and Restated 1994 Stock Option and Incentive Plan, and (2) the Amended and Restated 2006 Stock Option and Incentive Plan. A total of 1,677,209 shares of common stock are currently reserved for issuance pursuant to the plans. Currently, awards under the stock option and incentive plans consist of qualified and non-qualified stock options and restricted shares of common stock. Our stockholders have approved both plans. As of December 31, 2009:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/Sh)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	1,000,762	10.78	676,447
Equity compensation plans not approved by security holders(1)	1,000,000	11.00	—

(1)
Warrant issued to purchase shares of Common Stock, exercisable at any time at the option of the holder, prior to expiration in May 2011.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of Securities Underlying Unexercised Options (#)
			Option Exercise Price ($)	Option Expiration Date(1)
	Exercisable	Unexercisable
C. Randal Mills	150,000	—	0.40	5/14/2014
	100,000	—	0.40	1/10/2016
	50,000	50,000	23.62	2/4/2017
	25,000	75,000	12.01	2/5/2018
	—	50,000	18.60	2/23/2019
Harry E. Carmitchel	—	—	—	—
Richard W. Hunt	—	—	—	—
Lode Debrabandere	18,750	18,750	6.84	7/30/2016
	7,500	7,500	23.62	2/4/2017
	3,750	11,250	12.01	2/5/2018
	—	35,000	18.60	2/23/2019
Michelle LeRoux Williams	250	—	0.40	10/1/2011
	270	—	0.40	4/1/2012
	5,750	—	0.40	11/21/2014
	7,500	—	0.40	12/1/2015
	10,000	10,000	14.19	6/30/2017
	5,000	15,000	12.01	2/5/2018
	—	25,000	18.60	2/23/2019
Philip R. Jacoby, Jr.	2,500	—	0.40	10/9/2015
	1,250	—	0.40	12/1/2015
	1,500	1,500	23.62	2/4/2017
	1,500	1,500	12.50	7/25/2017
	2,500	7,500	17.10	10/2/2018
	—	10,000	18.60	2/23/2019

(1)
Options expire on the tenth anniversary of the award date and vest in equal installments on the first, second, third and fourth anniversary of the award date.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
C. Randal Mills	—	—	—	—
Harry E. Carmitchel	—	—	—	—
Richard W. Hunt	—	—	—	—
Lode Debrabandere	37,500	211,798	—	—
Michelle LeRoux Williams	—	—	—	—
Philip R. Jacoby, Jr.	—	—	—	—

Employment Contracts, Termination of Employment and Change in Control Arrangements

        Except in the case of Dr. Mills and Dr. Debrabandere, as described below, none of our employees is employed for a specified term, and each employee's employment with us is subject to termination at any time by either party for any reason, with or without cause. We have entered into employment agreements with Dr. Mills and Dr. Debrabandere.

        Under Dr. Mills' employment agreement, dated as of May 15, 2004, he served as our Chief Executive Officer for an initial three-year term. Thereafter, the agreement provides for automatic renewal for successive one-year renewal terms, unless either party provides notice of termination at least ninety days prior to the commencement of a renewal term. We may otherwise terminate Dr. Mills' employment (i) if he is unable to perform his duties due to some incapacity for three or more consecutive months or for four or more non-consecutive months, (ii) if he fails to perform his duties and such failure is not cured within thirty days after specific written notice by the Board, or (iii) for cause. Dr. Mills may terminate his employment for good reason. If we terminate Dr. Mills for failure to perform his duties, in addition to paying any amount otherwise owed, we must pay him a lump sum in an amount equal to one half of his annual base salary (based on his 2010 annual base salary of $470,000, this amount equals $235,000) and provide six months of medical, life and disability benefits (having an extended value of approximately $10,000). If we terminate Dr. Mills without cause or if he terminates his employment for good reason, in addition to paying any amount otherwise owed, we must pay him a lump sum in an amount equal to one full year of base salary (based on his 2010 annual base salary of $470,000, this amount equals $470,000) and provide one full year of medical, life, and disability benefits (having an estimated value of approximately $20,000).

        Under Dr. Debrabandere's employment agreement, dated as of July 31, 2006, he serves as our Senior Vice President, Therapeutics for an initial three-year term. Thereafter, the agreement provides for automatic renewal for successive one-year renewal terms, unless either party provides notice of termination at least ninety days prior to the commencement of a renewal term. We may otherwise terminate Dr. Debrabandere's employment (i) if he is unable to perform his duties due to some incapacity for three or more consecutive months or four or more non-consecutive months, (ii) if he fails to perform his duties and such failure is not cured within thirty days after specific written notice by the Board or (iii) for cause. Dr. Debrabandere may terminate his employment for good reason. If we terminate Dr. Debrabandere for inability to perform his duties or for cause, or if Dr. Debrabandere terminates his employment for other than good reason, we have no obligations to Dr. Debrabandere other than the payment of amounts otherwise owed at the time of termination. If we terminate Dr. Debrabandere for failure to perform his duties, in addition to paying any amount otherwise owed, we must pay him a lump sum in an amount equal to three months of his annual base salary (based on his 2010 annual base salary of $275,000, this amount equals $68,750) and provide six months of medical, life and disability benefits (having an estimated value of approximately $10,000). If we terminate Dr. Debrabandere without cause or if he terminates his employment for good reason, in addition to paying any amount otherwise owed, we must pay him a lump sum in an amount equal to six months of base salary (based on his 2010 annual base salary of $275,000, this amount equals $137,500) and provide six months of medical, life, and disability benefits (having an estimated value of approximately $20,000).

        For purposes of the employment agreements with Dr. Mills and Dr. Debrabandere, "cause" is defined to include (i) the commission of a felony or a crime of moral turpitude or any other act or omission involving dishonesty or fraud with respect to us or any of our subsidiaries, customers, or suppliers, (ii) conduct tending to bring Osiris or any subsidiary into substantial public disgrace or disrepute, (iii) gross negligence or willful misconduct with respect to us or any subsidiary, or (iv) any breach of a material section of the agreement.

        For purposes of the employment agreements with Dr. Mills and Dr. Debrabandere, "good reason" means (i) our failure to perform or observe any material term or provision of the agreement and our continued failure to cure such default within thirty days after written demand for performance from the executive specifically describing the alleged default, (ii) a material reduction in the scope of the executive's responsibilities and duties, or (iii) absent a written agreement between us and the executive, a material reduction in the executive's base pay or incentive compensation.

 AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Members of the Audit Committee are Jay M. Moyes (Chair), Gregory H. Barnhill and Felix Gutzwiller, M.D. Pursuant to its charter, the Audit Committee's general responsibilities include:

  •
  Overseeing financial and compliance functions as assigned by the Board;

  •
  Reviewing areas of potential significant financial risk to the Company;

  •
  Monitoring the independence and performance of the independent registered public accounting firm;

  •
  Providing an avenue of communication among the independent auditors, management, our internal audit function and the Board of Directors.

AUDIT COMMITTEE REPORT

        Among its duties, the Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Committee has established a policy wherein it pre-approves all of the audit and permissible non-audit services provided to the Company by the independent registered public accounting firm and actively monitors these services (both spending level and work content) to maintain the appropriate objectivity and independence in Grant Thornton LLP's core work, which is the audit of the Company's financial statements and internal control over financial reporting. All services and fees are pre-approved for up to one year, which approval includes the appropriate detail with regard to each particular service and its related fees.

        During the fiscal year ended December 31, 2009, all of the fees and services described as "audit fees," "audit-related fees," "tax fees," and "all other fees" under "Audit Fees, Audit Related Fees, Tax Fees, and Other Fees" below were approved under such pre-approval policy and pursuant to Section 202 of the Sarbanes-Oxley Act of 2002.

        The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors with its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence and the performance of the independent auditors and the Company's internal audit function, and the corporate finance matters of the Company. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is available on our website at http://investor.osiris.com/documents.cfm under "Investor Relations," "Corporate Governance."

        Management is responsible for the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. The independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) of the United States and to issue a report thereon, as well as expressing an opinion on the effectiveness of our internal control over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee met with management and Grant Thornton LLP to review and discuss the financial statements, the effectiveness of our internal control over financial reporting and Grant Thornton LLP's audit of the financial statements and our internal control over financial reporting.

        The Audit Committee also discussed with Grant Thornton LLP the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and received a letter covering these matters. The Audit Committee also received written disclosures and the letter from Grant Thornton LLP required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and has discussed with Grant Thornton LLP such firm's independence from the Company and its management.

        Based upon the discussions and reviews referred to above, and subject to the limitations on the role and responsibilities of the Committee and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Jay M. Moyes, Chair Gregory H. Barnhill Felix Gutzwiller

 Audit Fees, Audit Related Fees, Tax Fees, and Other Fees

        Pursuant to the rules of the Securities and Exchange Commission, the fees paid for professional services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements and the effectiveness of internal control over financial reporting for the year ended December 31, 2009 and fees billed for other services rendered by Grant Thornton LLP during this period are described below. Stegman & Company served as our independent registered public accountants for the year ended December 31, 2008 and the fees billed for their services in 2008 are described below.

	2009 ($)	2008 ($)
Audit Fees(1)	$157,500	$177,920
Audit-Related Fees(2)	—	6,650
Tax Fees(3)	15,300	17,500
All Other Fees(4)	—	—

Total	$172,800	$202,070

(1)
Audit fees consisted principally of fees billed to the Company for professional services performed for the audit of financial statements included in the Form 10-K, for review of financial statements included in the Forms 10-Q, for the audit of the Company's internal control over financial reporting and for services generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory and regulatory filings or engagements.

(2)
Audit-related fees consisted principally of fees billed to the Company for assurance and related services performed that are reasonably related to the performance of the audit or review of the Company's financial statements, including due diligence related to mergers and acquisitions, audits of employee benefit and compensation plans, audits of carve-out entities, and other agreed upon procedures to meet various statutory and regulatory requirements.

(3)
Tax fees consisted principally of fees billed to the Company for professional services performed with respect to U.S. federal, state and local tax planning, advice and compliance, assistance with tax audits and appeals and the preparation of original and amended tax returns for the Company.

(4)
All other fees are fees for any permissible services performed that do not meet the above category descriptions, however, the Company generally does not engage its independent registered public accountants for "other" services.

        The Audit Committee has considered whether the provision of audit and non-audit services by Grant Thornton LLP to the Company in fiscal 2009 is compatible with maintaining the auditor's independence. The Company has been advised by Grant Thornton LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10% stockholders who did not file a Form 5 unless we have obtained a written statement that no filing is required or if we otherwise know that no Form 5 is required. For 2009, we received either a written statement from our directors, officers and 10% stockholders or know from other means that no Form 5s were required to be filed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        As required by our Corporate Governance Principles, our Audit Committee reviews and approves in advance all related-party transactions. Our policy with respect to related party transactions is incorporated within our Audit Committee Charter, a copy of which is available on our website at http://investor.osiris.com/documents.cfm. This policy sets forth the review and approval requirements for transactions in which we will be a participant and in which any of our directors, director nominees, executive officers, other employees or greater than 5% beneficial owners of our common stock, or any immediate family member or any affiliated entity of such persons, has a direct or indirect interest. Pursuant to this policy, any proposed transaction that would require disclosure under the related party transaction disclosure requirements of the United States Securities and Exchange Commission must be submitted to the Audit Committee for consideration. No member of the Audit Committee may participate in any consideration or approval of any related person transaction with respect to which such member or any of such member's immediate family members is the related person.

        The Audit Committee may approve only those related party transactions that are in, or are not inconsistent with, the best interests of Osiris and its stockholders, as the Audit Committee determines in good faith. In making such a determination, the Audit Committee is required to consider all of the relevant facts and circumstances relating to the transaction including, but not limited to, the following:

  •
  the benefits to us;

  •
  if the transaction involves a director, a member of the director's immediate family or entity affiliated with the director, the impact on the director's independence;

  •
  the availability of other sources for comparable products or services;

  •
  the terms of the transaction; and

  •
  the terms available to unrelated third parties.

Peter Friedli, the Chairman of our Board of Directors, or entities with which he is affiliated, have been responsible for procuring since 1993, an aggregate of approximately $270 million in debt and equity financing for us and our predecessor company. Mr. Friedli is the beneficial owner of approximately 44% of our common stock as of December 31, 2009. Of the shares beneficially owned by Mr. Friedli at December 31, 2009, 45,000 shares were received by him as Board compensation since 1996, 12,500 shares and warrants for 1,000,000 shares were granted in recognition of his efforts in matters related to fund raising, and the remaining shares were acquired through investment or through purchase from third parties.

        Since January 1, 2009, there have been no related party transactions, and no such transactions are currently proposed.

 AVAILABLE INFORMATION

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements and other information with the U.S. Securities and Exchange Commission. Reports, proxy statements and other information filed by us may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the U.S. Securities and Exchange Commission at 100 F Street, NE, Washington, D.C. 20549, or by way of the U.S. Securities and Exchange Commission's website, http://www.sec.gov.

        We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report on Form 10-K for the period ended December 31, 2008. Requests for such copies should be addressed to:

        Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046, Attn: Investor Relations, Telephone (443) 545-1800.

OTHER MATTERS

        The Board knows of no other business which will be presented at the Annual Meeting. However, if any other business is properly brought before the Annual Meeting or any postponement or adjournment thereof, which may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named therein.

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

Philip R. Jacoby, Jr. Corporate Secretary
Columbia, Maryland April [16], 2010

Appendix A

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of April [    ], 2010, is entered into by and between OSIRIS THERAPEUTICS, INC., a Delaware corporation ("Osiris Delaware") and OSIRIS MARYLAND, INC., a Maryland corporation ("Osiris Maryland") and a wholly-owned subsidiary of Osiris Delaware. Osiris Delaware and Osiris Maryland are sometimes referred to in this Merger Agreement individually as a "Constituent Company" and collectively as the "Constituent Companies."

RECITALS

        A.    Osiris Maryland was formed as a wholly-owned subsidiary of Osiris Delaware in connection with a proposal for the reincorporation of Osiris Delaware in Maryland.

        B.    The reincorporation of Osiris Delaware is to be effected by merging Osiris Delaware with and into Osiris Maryland and causing the stockholders of Osiris Delaware to become the stockholders of Osiris Maryland, with each outstanding share of common stock of Osiris Delaware being deemed at the effective time of the merger to be one share of common stock of Osiris Maryland.

        C.    The Maryland General Corporation Law (the "Maryland Code") and the Delaware General Corporation Law (the "Delaware Code") permit the reorganization of Osiris Delaware into Osiris Maryland provided that Osiris Delaware and Osiris Maryland each adopt a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

        D.    The boards of directors of Osiris Delaware and Osiris Maryland have determined that it is advisable and in the best interests of its stockholders that Osiris Delaware merge with and into Osiris Maryland upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Osiris Delaware in the State of Maryland and have approved this Merger Agreement.

AGREEMENT

        In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Osiris Maryland and Osiris Delaware hereby agree as follows:

        Section 1.    Merger.

        Subject to the terms and conditions set forth in this Merger Agreement, Osiris Delaware will merge with and into its wholly-owned subsidiary, Osiris Maryland, and Osiris Delaware will cease to exist and Osiris Maryland will be the surviving corporation (the "Merger"). Osiris Maryland is hereinafter sometimes referred to as the "Surviving Corporation." Provided the conditions set forth in Section 9 of this Merger Agreement have been satisfied or waived, Osiris Delaware and Osiris Maryland will, at such time as they deem advisable, cause a Certificate of Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in Section 252 of the Delaware Code and Articles of Merger (the "Articles of Merger") to be filed with the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided in Section 3-107 of the Maryland Code. The Merger will become effective as of the later to occur of the filing of a Certificate of Merger with the Secretary of State of Delaware and the acceptance for record of the Articles of Merger by the SDAT, or such later time as is specified in the Certificate of Merger and

Articles of Merger (the "Effective Time"). The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

        Section 2.    Manner and Basis of Converting Shares.

        Osiris Maryland has authority to issue one hundred ten million (110,000,000) shares of capital stock, initially classified as ninety million (90,000,000) shares of common stock having a par value of $0.001 per share ("Maryland Common Stock"), and twenty million (20,000,000) shares of preferred stock having a par value of $0.001 per share ("Maryland Preferred Stock"). Osiris Maryland has [100] shares of Maryland Common Stock issued and outstanding, all of which are owned by Osiris Delaware, and no shares of Maryland Preferred Stock issued and outstanding. Osiris Delaware has authority to issue one hundred ten million (110,000,000) shares of capital stock, initially classified as ninety million (90,000,000) shares of common stock having a par value of $0.001 per share ("Delaware Common Stock"), and twenty million (20,000,000) shares of preferred stock having a par value of $0.001 per share ("Delaware Preferred Stock"). As of April 9, 2010, [32,775,331] shares of Delaware Common Stock were issued and outstanding and no shares of Delaware Preferred Stock were issued and outstanding. At the Effective Time, (a) each issued and outstanding share of Delaware Common Stock will immediately be converted into one validly issued, fully paid and nonassessable share of Maryland Common Stock without an exchange of certificates or any action on the part of the stockholders thereof; (b) the 100 shares of Maryland Common Stock owned by Osiris Delaware, that will then be owned by Osiris Maryland by virtue of the Merger, will be retired and resume the status of authorized and unissued shares and any capital represented by such shares will be eliminated; and (c) each share of Delaware Common Stock held in Osiris Delaware's treasury, will be cancelled and retired without payment of any consideration therefor and will cease to exist.

        Section 3.    Options.

        At the Effective Time, Osiris Maryland will assume and continue all of Osiris Delaware's stock option plans and agreements, including but not limited to the Amended and Restated 1994 Stock Incentive Plan, as amended, and the Amended and Restated 2006 Omnibus Plan, and the outstanding and unexercised portions of all options, warrants and rights to buy Delaware Common Stock will become options, warrants or rights for the same number of shares of Maryland Common Stock with no other changes in the terms and conditions of such options, warrants or rights, including exercise prices, and effective upon the Effective Time, Osiris Maryland hereby assumes the outstanding and unexercised portions of such options, warrants and rights and the obligations of Osiris Delaware with respect thereto.

        Section 4.    Stock Certificates.

        Upon and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock will be deemed for all purposes to evidence ownership of and to represent the shares of Maryland Common Stock into which the shares of Osiris Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Osiris Delaware or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Osiris Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Maryland Common Stock.

        Section 5.    Articles of Incorporation and Bylaws.

        The Articles of Incorporation and Bylaws of Osiris Maryland in effect at the Effective Time of the Merger will be the Articles of Incorporation and Bylaws of Osiris Maryland as the Surviving Corporation until further amended in accordance with their terms and the Maryland Code.

        Section 6.    Officers and Directors.

        The executive officers of Osiris Maryland immediately prior to the Effective Time will be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws. The directors of Osiris Maryland immediately prior to the Effective Time will be the directors of the Surviving Corporation thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws; provided, however, that the term of office of any individual named as an initial director of Osiris Maryland in Osiris Maryland's Articles of Incorporation shall immediately expire at the Effective Time if such individual is not a director of Osiris Delaware immediately prior to such Effective Time, and such individual's successor may be appointed pursuant to the Surviving Corporation's Articles of Incorporation.

        Section 7.    Effect of the Merger.

        The Merger shall have the effects specified in the Delaware Code and the Maryland Code and, upon the effectiveness of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each Constituent Company; and all such rights, privileges, powers and franchises of each Constituent Company, and all property, real, personal and mixed of each Constituent Company, and all debts due to either Constituent Company on whatever account, shall be vested in the Surviving Corporation; and all such rights, privileges, powers, franchises, property and other interests of each Constituent Company shall be thereafter as effectually the property of the Surviving Corporation as they were of either Constituent Company, and the title to any real estate vested by deed or otherwise in either Constituent Company shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either Constituent Company shall be preserved unimpaired and all debts, liabilities and duties of either Constituent Company shall thenceforth attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

        Section 8.    Further Assurances.

        Each of Osiris Maryland and Osiris Delaware will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement.

        Section 9.    Conditions.

        Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

        (a)   The Merger must have been approved by the requisite vote of stockholders of Osiris Delaware and Osiris Maryland, and all other necessary action must have taken place to authorize the execution, delivery and performance of this Merger Agreement by Osiris Delaware and Osiris Maryland.

        (b)   An opinion on certain tax matters satisfactory to Osiris Delaware and Osiris Maryland shall have been provided.

        (c)   All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

        Section 10.    Termination; Amendment.

        This Merger Agreement may be terminated and the Merger abandoned or deferred by either Osiris Maryland or Osiris Delaware by appropriate resolution of the board of directors of either Osiris Maryland or Osiris Delaware at any time prior to the Effective Time notwithstanding approval of this Merger Agreement by the stockholders of Osiris Delaware or Osiris Maryland, or both, if circumstances arise which, in the opinion of the board of directors of Osiris Delaware or Osiris Maryland make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

        Section 11.    Governing Law.

        This Merger Agreement shall be governed by and construed in accordance with the laws of the States of Delaware and Maryland.

        Section 12.    Change of Name.

        At the Effective Time, Osiris Maryland will change its name to Osiris Therapeutics, Inc.

        IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of the date first set forth above.

OSIRIS MARYLAND, INC. a Maryland corporation
ATTEST:
By:
C. Randal Mills, Ph.D. President and Chief Executive Officer
OSIRIS THERAPEUTICS, INC. a Delaware corporation
ATTEST:
By:
C. Randal Mills, Ph.D. President and Chief Executive Officer

Appendix B

OSIRIS MARYLAND, INC.

ARTICLES OF INCORPORATION

ARTICLE I

INCORPORATOR

        The undersigned, C. Randal Mills, whose address is 7015 Albert Einstein Drive, Columbia, Maryland 21046, being at least 18 years of age, does hereby form a corporation under the general laws of the State of Maryland.

ARTICLE II

NAME

        The name of the corporation (the "Corporation") is:

Osiris Maryland, Inc.

ARTICLE III

PURPOSES

        The purpose for which the Corporation is formed is to engage in any lawful business or other activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE IV

PRINCIPAL OFFICE IN MARYLAND AND RESIDENT AGENT

        The address of the principal office of the Corporation in the State of Maryland is 7015 Albert Einstein Drive, Columbia, Maryland 21046. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose post office address is 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

        Section 5.1.    Number and Classification of Directors.    The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be five (5), which number may be increased or decreased pursuant to the bylaws of the Corporation (the "Bylaws"), but shall never be less than three (3) nor more than seven

(7). The names of the individuals who shall serve as directors until their successors are duly elected and qualified and the Class (as hereinafter defined) of each such individual are:

Gregory H. Barnhill	Class I
Jay M. Moyes	Class I
Felix Gutzwiller	Class II
C. Randal Mills	Class II
Peter Friedli	Class III

        The directors shall be divided into three classes, designated as Class I, Class II and Class III (each a "Class"). The directors as initially classified shall hold office for terms as follows: (i) the Class I directors shall hold office until the date of the annual meeting of the holders of shares of Common Stock (as defined herein) of the Corporation in 2013 and until their successors shall be duly elected and qualified; (ii) the Class II directors shall hold office until the date of the annual meeting of holders of shares of Common Stock in 2011 and until their successors shall be duly elected and qualified; and (iii) the Class III directors shall hold office until the date of the annual meeting of holders of shares of Common Stock in 2012 and until their successors shall be elected and have qualified; provided, however, that the term of office of any individual named as an initial director of the Corporation in this Section 5.1 shall immediately expire at the effective time of the merger of Osiris Therapeutics, Inc., a Delaware corporation ("Osiris Delaware"), with and into the Corporation if such individual is not a director of Osiris Delaware immediately prior to such effective time, and such individual's successor may be appointed pursuant to Section 5.8 of this Article V to serve as a member of the Class of which such individual was formerly a member for the remainder of the term of office of such Class. Upon expiration of the term of office of each Class as set forth above, the successors to the directors in each such Class shall be elected for a term of three years to succeed the directors whose terms of office expire. If the number of directors is changed, any increase or decrease shall be apportioned among the Classes so as to maintain the number of directors in each Class as nearly equal as possible; provided, however, that no action shall be taken with respect to the election or appointment of directors such that one Class shall have more than one director more than any other Class. A director elected by the holders of shares of Common Stock shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to the prior death, resignation, retirement, disqualification or removal from office of such director.

        Section 5.2.    Extraordinary Actions.    Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

        Section 5.3.    Authorization by Board of Stock Issuance.    The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

        Section 5.4.    Preemptive Rights.    Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

        Section 5.5.    Indemnification.    The Corporation shall have the power, in the manner and to the fullest extent permitted by law, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any person who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise. To the fullest extent permitted by Maryland law, the indemnification provided herein shall include expenses (including reasonable attorney's fees), judgments, fines and amounts paid in settlement and any such expenses may be paid or reimbursed by the Corporation in advance of the final disposition of any such action, suit or proceeding and without requiring a preliminary determination of the ultimate entitlement to indemnification. Neither the amendment nor repeal of this Section 5.5, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 5.5, shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to any such amendment, repeal or adoption.

        The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under the Bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action and such person's official capacity and as to act in another capacity while holding such office.

        Section 5.6.    Determinations by Board.    The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation.

        Section 5.7.    Removal of Directors.    Subject to the rights of holders of one or more classes or series of stock of the Corporation to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of all the votes entitled to be cast generally for the election of directors. For purposes of this Section 5.7, "cause" shall mean only, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the Corporation.

        Section 5.8.    Vacancies.    The Corporation elects, at such time as it becomes eligible under Section 3-802(a) and (b) of the Maryland General Corporation Law (the "MGCL") to make such election, to be subject to Section 3-804(c) of the MGCL so that, except as may be provided by the

Board of Directors in setting the terms of any class or series of shares of stock of the Corporation, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which such vacancy occurred.

        Section 5.9.    Quorum; Action at Meeting.    A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 5.1 of this Article constitute a quorum (unless there are only three directors, in which case not less than two may constitute a quorum). If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the directors present at a meeting at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, the Bylaws or the Charter of the Corporation.

        Section 5.10.    Board Considerations in a Potential Acquisition of Control.    The Board of Directors, in considering a potential acquisition of control of the corporation, (a) may take into account factors in addition to potential short-term economic benefits to stockholders of the Corporation, including, without limitation, comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the Corporation's stock, the estimated current value of the Corporation in a freely negotiated transaction, and the estimated future value of the Corporation as an independent entity, and (b) may consider the effect of the potential acquisition of control on (i) employees, suppliers and customers of the Corporation and (ii) communities in which offices or other establishments of the Corporation are located.

        Section 5.11.    Special Meetings of Stockholders.    Special meetings of the stockholders may be called at any time by the Chairman of the Board of Directors, and shall be called upon the written request of the stockholders entitled to cast at least twenty percent (20%) of all the votes entitled to be cast at the meeting, or upon a resolution adopted by, or an affirmative vote of, a majority of the Board of Directors. Business transacted at any special meeting of the stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting.

        Section 5.12.    Action by Stockholders Without a Meeting.    The holders of Common Stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action not later than ten (10) days after the effective date of the action to each holder of the class of Common Stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

ARTICLE VI

STOCK

        Section 6.1.    Authorized Shares.    The Corporation has authority to issue one hundred ten million (110,000,000) shares of stock, consisting of ninety million (90,000,000) shares of common stock, par value $0.001 per share ("Common Stock"), and twenty million (20,000,000) shares of preferred stock, par value $0.001 per share ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is $110,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

        Section 6.2.    Common Stock.

        (a)   The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock or any class or series as may be designated by the Board of Directors upon any issuance of the Preferred Stock or any class or series.

        (b)   Subject to any preferences of any class or series of stock hereafter classified or reclassified, each share of Common Stock shall entitle the holder thereof to one vote on all matters to be voted upon by the stockholders. Stockholders shall not be entitled to cumulative voting rights with respect to the election of directors.

        (c)   Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

        (d)   Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of the Common Stock will be entitled to receive all of the assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

        (e)   The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

        Section 6.3.    Preferred Stock.    The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time in one or more classes or series of stock. The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock, but not below the number of shares of such class or series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such class or series.

        Section 6.4.    Classified or Reclassified Shares.    Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.

        Section 6.5.    Charter and Bylaws.    All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

DURATION

        The existence of the Corporation shall be perpetual.

ARTICLE VIII

AMENDMENTS

        The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except as otherwise provided in the Charter, any amendment to the Charter shall be valid only if approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

        To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the undersigned has signed these Articles of Incorporation and acknowledged the same to be his act as of this 30th day of March, 2010.

/s/ C. RANDAL MILLS C. Randal Mills Incorporator

Appendix C

OSIRIS MARYLAND, INC.

BYLAWS

ARTICLE I

OFFICES

        Section 1.    PRINCIPAL OFFICE.    The principal office of Osiris Maryland, Inc., a Maryland corporation (the "Corporation"), in the State of Maryland shall be located at such place as the Board of Directors may designate.

        Section 2.    ADDITIONAL OFFICES.    The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

        Section 1.    PLACE.    All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

        Section 2.    ANNUAL MEETING.    An annual meeting of the stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held within six (6) months after the end of each fiscal year of the Corporation on a date and at the time set by the Board of Directors.

        Section 3.    SPECIAL MEETINGS.    Special meetings of the stockholders may be called at any time by the chairman of the board, and shall be called upon the written request of the stockholders entitled to cast at least twenty percent (20%) of all the votes entitled to be cast at the meeting, or upon a resolution adopted by, or an affirmative vote of, a majority of the Board of Directors. Business transacted at any special meeting of the stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the meeting.

        Section 4.    NOTICE.    Not less than twenty (20) nor more than sixty (60) days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting written, printed or electronically transmitted notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail, by presenting it to such stockholder personally, by leaving it at the stockholder's residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid. Notwithstanding the foregoing, if a stockholder's address is located outside the United States, in addition to notice via the mail, notice shall also be sent to such stockholder by e-mail or facsimile at any e-mail address and/or facsimile number provided to the Corporation by the stockholder, as appearing on the records of the Corporation.

        Subject to Section 11 and Section 12 of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

        Section 5.    ORGANIZATION AND CONDUCT.    Every meeting of stockholders shall be conducted by the chairman of the board, or in his absence the president; provided, however, that the Board of Directors may appoint any stockholder to act as chairman of any meeting in the absence of the chairman of the board and the president. The secretary, or, in the secretary's absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or in the absence of assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; and (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        Section 6.    QUORUM; ADJOURNMENT.    At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. Any meeting of stockholders may be adjourned by the chairman of the board, upon the request of the holders of at least twenty percent (20%) of the stock of the Corporation issued and outstanding and entitled to vote at such meeting, or upon a resolution adopted by, or an affirmative vote of, a majority of the Board of Directors, from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

        Section 7.    VOTING.    A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided in the charter (including the articles supplementary for any class of preferred stock), each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

        Section 8.    PROXIES.    A stockholder may cast the votes entitled to be cast by the shares of stock owned of record by the stockholder in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

        Section 9.    VOTING OF STOCK BY CERTAIN HOLDERS.    Shares of stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

        Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

        The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

        Section 10.    INSPECTORS.    The Board of Directors, in advance of any meeting, may, but need not, appoint one or more individual inspectors or one or more entities that designate individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

        Section 11.    NOMINATION OF DIRECTORS.    Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the Board of Directors of the Corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of the directors at such meeting who complies with the notice procedures set forth in this Section 11. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than (a) with respect to an election to be held at an annual meeting of the shareholders, one hundred twenty (120) days prior to the day the Corporation released its proxy statement in connection with its previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from the date of the prior year's annual meeting, notice by the stockholder, to be timely, must be so delivered no later than ninety (90) days prior to the newly announced date that the Corporation will mail its proxy statement; and (b) with respect to an election to be held at a special meeting of the stockholders for the election of directors, the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. For purposes of this Section 11 and with respect to any meeting of stockholders of the Corporation to be held in calendar year 2011, each reference to the Corporation shall be deemed to include the immediate predecessor of the Corporation.

        Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to such nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of the shares of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        Section 12.    NOTICE OF BUSINESS AT ANNUAL MEETING.    The provisions of this Section 12 are in addition to, and do not waive, any standards in effect under applicable federal or state law regarding stockholder proposals. At an annual or special meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the chairman of the board, the Board of Directors or the president, (ii) otherwise properly brought before the meeting by or at the direction of the chairman of the board, the Board of Directors or the president, or (iii) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (i) if such business is not to be included in the Corporation's proxy statement, not less than ninety (90) days prior to the day the Corporation released its proxy statement in connection with its previous year's annual meeting or (ii) if the stockholder wants such business to be included in the Corporation's proxy statement, not less than one hundred twenty (120) days prior to the day the Corporation released its proxy statement in connection with its previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from the date of the prior year's annual meeting, notice by the stockholder, to be timely, must be so delivered no later than ninety (90) days prior to the newly announced date that the Corporation will mail its proxy statement. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. For purposes of this Section 12 and with respect to any meeting of stockholders of the Corporation to be held in calendar year 2011, each reference to the Corporation shall be deemed to include the immediate predecessor of the Corporation.

        A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual or special meeting except in accordance with the procedures set forth in this Section 12, provided, however, that nothing in this Section 12 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure. The chairman of the meeting shall, if the facts warrant, determine and declare that the business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he shall so determine, he shall so declare to the meeting, and any such business shall not be transacted.

        Section 13.    VOTING BY BALLOT.    Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.

        Section 14.    CONTROL SHARE ACQUISITION ACT.    Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law (or any successor statute) shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

        Section 15.    ACTION BY STOCKHOLDERS WITHOUT A MEETING.    The holders of common stock of the Corporation entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent in writing or by electronic transmission of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action not later than ten (10) days after the effective date of the action to each holder of the class of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.

ARTICLE III

DIRECTORS

        Section 1.    GENERAL POWERS.    The business and affairs of the Corporation shall be managed under the direction of the Board of Directors and, except as otherwise expressly provided by law, the charter of the Corporation or these Bylaws, all of the powers of the Corporation shall be vested in such Board.

        Section 2.    NUMBER, TENURE AND QUALIFICATIONS.    At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than three (3) nor more than seven (7), and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors.

        Section 3.    RESIGNATION.    Any director may resign at any time by sending a notice of such resignation in writing or by electronic transmission to the principal executive office of the Corporation addressed to the chairman of the board, the president or the secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at a later time or on the occurrence of an event.

        Section 4.    REMOVAL.    A director may be removed as provided in the charter of the Corporation.

        Section 5.    ANNUAL AND REGULAR MEETINGS.    An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.

        Section 6.    SPECIAL MEETINGS.    Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

        Section 7.    NOTICE.    Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, United States mail or courier to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail or courier shall be given at least 72 hours prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Notwithstanding the foregoing, if a director's address is located outside the United States, in addition to notice via the mail, notice shall also be sent to the director by e-mail or facsimile at the e-mail address and/or facsimile number provided to the Corporation by the director, as appearing on the records of the Corporation. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

        Section 8.    QUORUM.    A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 2 of this Article III constitute a quorum (unless there are only three directors, in which case not less than two may constitute a quorum). If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

        Section 9.    VOTING.    The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute or the charter of the Corporation.

        Section 10.    ORGANIZATION.    At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman of the board, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the president (if he or she is a director) or in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, a person appointed by the chairman of the meeting, shall act as secretary of the meeting.

        Section 11.    TELEPHONE MEETINGS.    Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 12.    CONSENT BY DIRECTORS WITHOUT A MEETING.    Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

        Section 13.    VACANCIES.    If for any reason any or all the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder (even if fewer than three directors remain). The Corporation elects, at such time as it becomes eligible under Section 3-802(a) and (b) of the Maryland General Corporation Law to make such election, to be subject to Section 3-804(c) of the Maryland General Corporation Law so that, except as may be provided by the Board of Directors in setting the terms of any class or series of shares of stock of the Corporation, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which such vacancy occurred.

        Section 14.    COMPENSATION.    Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 15.    LOSS OF DEPOSITS.    No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or stock have been deposited.

        Section 16.    SURETY BONDS.    Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

        Section 17.    RELIANCE.    Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

        Section 18.    CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.    The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.

ARTICLE IV

COMMITTEES

        Section 1.    NUMBER, TENURE AND QUALIFICATIONS.    The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

        Section 2.    POWERS.    The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

        Section 3.    MEETINGS.    Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the Committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

        Section 4.    TELEPHONE MEETINGS.    Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

        Section 5.    CONSENT BY COMMITTEES WITHOUT A MEETING.    Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

        Section 6.    VACANCIES.    Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

        Section 1.    GENERAL PROVISIONS.    The officers of the Corporation shall include a president, a secretary, a chief financial officer and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. No officer need be a stockholder, and any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent. All officers of the Corporation as between themselves and the Corporation shall, respectively, have such authority and perform such duties in the management of the property and affairs of the Corporation as may be determined by resolution of the Board of Directors, or in the absence of controlling provisions in a resolution of the Board of Directors, as may be provided in these Bylaws.

        Section 2.    REMOVAL AND RESIGNATION.    Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the notice of resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

        Section 3.    VACANCIES.    A vacancy in any office may be filled by the Board of Directors for the balance of the term.

        Section 4.    CHIEF EXECUTIVE OFFICER.    The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

        Section 5.    CHIEF FINANCIAL OFFICER.    The chief financial officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the president. In addition, the chief financial officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the Corporation.

        Section 6.    CHAIRMAN OF THE BOARD.    The Board of Directors may appoint a chairman of the board. If the Board of Directors appoints a chairman of the board, he shall preside at all meetings of the Board of Directors and he shall perform such other duties and possess such other powers as are assigned to him by the Board of Directors.

        Section 7.    PRESIDENT.    The president shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the Corporation. Unless the Board of Directors has designated the chairman of the board or another officer as chief executive officer, the president shall be the chief executive officer of the Corporation. The president shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

        Section 8.    VICE PRESIDENTS.    Any vice president shall perform such duties and possess such powers as the Board of Directors or the president may from time to time prescribe. In the event of the absence, inability or refusal to act of the president, the vice president (or if there shall be more than one, the vice presidents in the order determined by the Board of Directors) shall perform the duties of the president and when so performing shall have all the powers of and be subject to all the restrictions upon the president. The Board of Directors may assign to any vice president the title of executive vice president, senior vice president or any other title selected by the Board of Directors.

        Section 9.    SECRETARY AND ASSISTANT SECRETARIES.    The secretary shall perform such duties and shall have such powers as the Board of Directors or the president may from time to time prescribe. In addition, the secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents. Any assistant secretary shall perform such duties and possess such powers as the Board of Directors, the president or the secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the secretary. In the absence of the secretary or any assistant secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

        Section 10.    TREASURER AND ASSISTANT TREASURERS.    The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation. The assistant treasurers, in general, shall perform such duties as shall be assigned to them by the treasurer or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.

        Section 11.    SALARIES.    The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.

 ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

        Section 1.    CONTRACTS.    The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when authorized or ratified by action of the Board of Directors and executed by an authorized person.

        Section 2.    CHECKS AND DRAFTS.    All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

        Section 3.    DEPOSITS.    All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

ARTICLE VII

STOCK

        Section 1.    CERTIFICATES.    Except as otherwise provided in these Bylaws, this Section shall not be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of any or all of its classes or series without certificates. Each stockholder, upon written request to the secretary of the Corporation, shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the president, the chief executive officer, the chief operating officer, the chief financial officer, the chairman of the board or the vice chairman of the board and countersigned by the secretary, an assistant secretary, the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.

        Section 2.    TRANSFERS.    Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

        Section 3.    REPLACEMENT CERTIFICATE.    Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his or her discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

        Section 4.    CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.    The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than sixty (60) days and, in the case of a meeting of stockholders, not less than twenty (20) days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

        In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than twenty (20) days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

        If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

        When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

        Section 5.    STOCK LEDGER.    The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

        Section 6.    ISSUANCE OF UNITS.    Notwithstanding any other provision of the charter of the Corporation or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

ACCOUNTING YEAR

        The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

        Section 1.    AUTHORIZATION.    Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter of the Corporation.

        Section 2.    CONTINGENCIES.    Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

        Section 1.    SEAL.    The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words "Incorporated Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

        Section 2.    AFFIXING SEAL.    Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

INDEMNIFICATION AND ADVANCE OF EXPENSES

        To the maximum extent permitted by applicable law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of his or her service in that capacity, or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or any other enterprise as a director, officer, partner, trustee, employee or agent of such corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise and who is made a party to, or threatened to be made a party to, any threatened, pending or completed action, suit or proceeding by reason of his or her service in that capacity. To the maximum extent permitted by applicable law, the indemnification provided herein shall include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

        Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the charter of the Corporation or these Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

        The rights to indemnification and advancement of expenses set forth in this Article XI shall not be exclusive of any other right which any director, officer or non-officer employee may have or hereafter acquire under any statute, provision of the charter of the Corporation or these Bylaws, agreement, vote of stockholders or otherwise.

        The Corporation may maintain insurance, at its expense, to protect itself and any director, officer or non-officer employee against any liability of any character asserted against or incurred by the Corporation or any such director, officer or non-officer employee, or arising out of any such person's corporate status, whether or not the Corporation shall have the power to indemnify such person against such liability under the general laws of the State of Maryland or the provisions of this Article XI.

ARTICLE XII

WAIVER OF NOTICE

        Whenever any notice is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE XIII

AMENDMENT OF BYLAWS

        These Bylaws may be altered, amended or repealed or new bylaws may be adopted by the affirmative vote of the holders of a majority of the issued and outstanding shares of the stock of the Corporation entitled to vote thereon at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new bylaws shall have been stated in the notice of such regular or special meeting.

 ARTICLE XIV

MISCELLANEOUS

        Section 1.    BOOKS AND RECORDS.    The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of an executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction.

        Section 2.    VOTING STOCK IN OTHER COMPANIES.    Stock of other corporations or associations, registered in the name of the Corporation, may be voted by the president, the chief financial officer, or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

        Section 3.    EXECUTION OF DOCUMENTS.    A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

        Section 4.    EVIDENCE OF AUTHORITY.    A certificate by the secretary or an assistant secretary as to any action taken by the stockholders, directors, a committee or any officer or representative of the Corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

        Section 5.    SEVERABILITY.    Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

        Section 6.    PRONOUNS.    All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

OSIRIS THERAPEUTICS, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
OF
OSIRIS THERAPEUTICS, INC.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April [16], 2010 in connection with the 2010 Annual Meeting of Stockholders of Osiris Therapeutics, Inc. to be held at 12:00 p.m., EDT, on Thursday, May 27, 2009 at the offices of Osiris Therapeutics, Inc., 7015 Albert Einstein Drive, Columbia, Maryland 21046, and hereby appoints C. Randal Mills and Philip R. Jacoby, Jr., and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution in each, to appear for and vote all shares of the Common Stock of OSIRIS THERAPEUTICS, INC. registered in the name provided herein which the undersigned is entitled to vote, at the 2010 Annual Meeting of Stockholders, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as indicated on the reverse side hereof on the proposals set forth in said Proxy.

SEE REVERSE SIDE FOR ALL PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, date and return this card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

OSIRIS THERAPEUTICS, INC. — ANNUAL MEETING, MAY 27, 2010

YOUR VOTE IS IMPORTANT!

Proxy materials are available online at:

http://www.stocktrans.com/eproxy/Osiris2010

You can vote in one of three ways:

1.               Call toll free 1-866-360-7311 on a touch-tone phone. There is NO CHARGE to you for this call.

or

2.               Via the Internet at http://www.stocktrans.com/eproxy/Osiris2010 and follow the instructions.

or

3.               Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

☒               Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1.  Election of two Class I Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term and until their respective successors are duly elected and qualified.

Nominees:	Jay M. Moyes and Gregory H. Barnhill

FOR ALL NOMINEES	☐

WITHHOLD AUTHORITY FOR ALL NOMINEES	☐

FOR ALL NOMINEES EXCEPT AS NOTED

TO VOTE “FOR ALL NOMINEES” OR TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES MARK THE APPROPRIATE BOX ABOVE. TO WITHHOLD AUTHORITY ONLY FOR A SPECIFIC NOMINEE, PRINT THE NAME OF THE NOMINEE IN RESPECT OF WHICH AUTHORITY IS TO BE WITHHELD ON THE LINE ABOVE APPEARING BESIDE “FOR ALL NOMINEES EXCEPT AS NOTED”

2.  Proposal to change our state of incorporation from Delaware to Maryland, through and including a merger with and into our wholly owned Maryland subsidiary, Osiris Maryland, Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.  Proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be voted FOR ALL NOMINEES in Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature:	Date:

Signature:	Date:

NOTE: Please insert date and sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or officer or other authorized person on behalf of a corporation or other entity, or in another representative capacity, please give full title as such under signature(s).